    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 2002


                                              SECURITIES ACT FILE NO. 333-100620
                                       INVESTMENT COMPANY ACT FILE NO. 811-09993
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)


      [x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      [x] PRE-EFFECTIVE AMENDMENT NO. 2
      [ ] POST-EFFECTIVE AMENDMENT NO.


                                        AND/OR


      [x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      [x] AMENDMENT NO. 7

                              -------------------

                            COHEN & STEERS ADVANTAGE
                            INCOME REALTY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                     NAME AND ADDRESS OF AGENT FOR SERVICE

                                           WITH COPIES TO:
               SARAH E. COGAN, ESQ.                               THOMAS A. DECAPO, ESQ.
            SIMPSON THACHER & BARTLETT                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
               425 LEXINGTON AVENUE                                 ONE BEACON STREET
             NEW YORK, NEW YORK 10017                          BOSTON, MASSACHUSETTS 02108

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                           PROPOSED             PROPOSED
                                                           MAXIMUM              MAXIMUM
                                          AMOUNT BEING     OFFERING            AGGREGATE           AMOUNT OF
  TITLE OF SECURITIES BEING REGISTERED    REGISTERED     PRICE PER UNIT(1)   OFFERING PRICE(1)   REGISTRATION FEES(1)(2)
Series TH Preferred Shares, par value
  $0.001                                     2,040            $25,000           $51,000,000              $4,692

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.


(2) Includes registration fees paid on October 18, 2002 and December 5, 2002.

                              ----------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


     SUBJECT TO COMPLETION -- PRELIMINARY PROSPECTUS DATED DECEMBER 9, 2002


PROSPECTUS                          $51,000,000                           [Logo]
                              COHEN & STEERS ADVANTAGE
                              INCOME REALTY FUND, INC.
                      AUCTION RATE CUMULATIVE PREFERRED SHARES
                              2,040 SHARES, SERIES TH
                      LIQUIDATION PREFERENCE $25,000 PER SHARE
                              -------------------
    Cohen & Steers Advantage Income Realty Fund, Inc. is offering 2,040
Series TH Auction Rate Cumulative Preferred Shares (the 'Preferred Shares'). The Fund is a non-diversified, closed-end management investment company. Our primary investment objective is high current income through investment in real estate securities and our secondary investment objective is capital appreciation. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in non-investment grade preferred stock or debt securities (commonly known as 'high-yield' or 'junk bonds'). We will not invest more than 10% of our total assets in illiquid real estate securities. There can be no assurance that we will achieve our investment objectives. See 'Investment Objectives and Policies.' The Fund's investment manager is Cohen & Steers Capital Management, Inc.
                            -------------------
    INVESTING IN PREFERRED SHARES INVOLVES RISKS. SEE 'RISK FACTORS' BEGINNING ON PAGE 22 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                           -------------------

                                                                 PER SHARE        TOTAL
                                                                ------------   ------------
Public offering price                                             $25,000      $51,000,000
Sales load                                                        $            $
Estimated offering expenses payable by the Fund                   $            $
Proceeds to the Fund                                              $            $


    For a description of all commissions and other compensation paid to the underwriters, see 'Underwriting'.


    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

    The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust
Company, on or about         , 2002.
-------------------
SALOMON SMITH BARNEY
                            MERRILL LYNCH & CO.
                                                              UBS WARBURG

            , 2002

    Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. As of December 2, 2002, the Fund had outstanding 5,000 shares of two other series of preferred stock -- 2,500 Series M Preferred Shares, par value $.001 per share (the 'Series M Preferred Shares') and 2,500 Series W Preferred Shares, par value $.001 per share (the 'Series W Preferred Shares'). The Preferred Shares offered in this Prospectus rank on a parity with the Series M Preferred Shares and the Series W Preferred Shares with respect to dividends and liquidation preference. The Preferred Shares have priority over the Fund's common shares as to dividends and distribution of assets as described in this Prospectus. See 'Description of Preferred Shares.' The dividend rate for the initial dividend period will be
   % for Series TH Preferred Shares. The initial dividend period is from the
date of issuance through               for the Preferred Shares. For subsequent
dividend periods, the Preferred Shares will pay dividends based on a rate set at auction, usually held every seven days. Investors may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under 'Description of Preferred Shares -- Redemption.'

    Preferred Shares are not listed on an exchange. The Fund's common shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RLF.' It is a condition of closing this offering that the Preferred Shares be offered with a rating of 'AAA' from Standard & Poor's Ratings Services ('S&P') and of 'Aaa' from Moody's Investors Service, Inc. ('Moody's').

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   15
The Fund....................................................   17
Use of Proceeds.............................................   17
Capitalization..............................................   18
Investment Objectives and Policies..........................   19
Risk Factors................................................   22
How the Fund Manages Risk...................................   29
Description of Preferred Shares.............................   31
The Auction.................................................   40
Management of the Fund......................................   44
Certain Provisions of the Charter and By-Laws...............   46
U.S. Federal Taxation.......................................   48
Description of Common Shares................................   52
Conversion to Open-End Fund.................................   52
Underwriting................................................   53
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   54
Legal Opinions..............................................   54
Independent Auditors........................................   54
Further Information.........................................   55
Table of Contents for the Statement of Additional
  Information...............................................   56

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ THE PROSPECTUS BEFORE DECIDING WHETHER TO INVEST AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL
INFORMATION, DATED               , 2002 (THE 'SAI'), CONTAINING ADDITIONAL
INFORMATION ABOUT THE FUND, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ('SEC') AND IS INCORPORATED BY REFERENCE INTO (WHICH MEANS IT IS CONSIDERED TO BE A PART OF) THIS PROSPECTUS. YOU CAN REVIEW THE TABLE OF CONTENTS OF THE SAI ON PAGE 56 OF THIS PROSPECTUS. YOU MAY REQUEST A FREE COPY OF THE SAI BY CALLING (800) 437-9912. YOU MAY ALSO OBTAIN THE SAI AND OTHER INFORMATION REGARDING THE FUND ON THE SEC WEB SITE (HTTP://WWW.SEC.GOV).

                               PROSPECTUS SUMMARY

    This is only a summary. This summary does not contain all of the information that you should consider before investing in Preferred Shares. You should review the more detailed information contained in this Prospectus and in the SAI, especially the information set forth under the heading 'Risk Factors.'


The Fund.....................................  The Cohen & Steers Advantage Income Realty Fund,
                                               Inc. (the 'Fund') is a non-diversified,
                                               closed-end management investment company. The
                                               Fund was organized as a Maryland corporation on
                                               June 21, 2000 and is registered under the
                                               Investment Company Act of 1940, as amended (the
                                               '1940 Act'). The Fund commenced investment
                                               operations on May 31, 2001 upon the closing of
                                               an initial public offering of 22,000,000 common
                                               shares, par value $0.001 per share ('Common
                                               Shares'). The Fund issued 2,500 Series M
                                               Preferred Shares and 2,500 Series W Preferred
                                               Shares on July 25, 2001. As of December 2, 2002,
                                               the Fund had 25,451,401 Common Shares
                                               outstanding, 5,000 shares of preferred stock
                                               outstanding and net assets, including the
                                               liquidation value of the Series M and Series W
                                               Preferred Shares, of $478,904,502. The Fund's
                                               principal office is located at 757 Third Avenue,
                                               New York, New York 10017, and its telephone
                                               number is (212) 832-3232.

The Offering.................................  We are offering 2,040 Series TH Preferred
                                               Shares, par value $0.001 (the 'Preferred
                                               Shares'), at a purchase price of $25,000 per
                                               share plus dividends, if any, that have
                                               accumulated from the date the Fund first issues
                                               the Preferred Shares. The Preferred Shares are
                                               offered through a group of underwriters led by
                                               Salomon Smith Barney Inc.
                                               The Preferred Shares entitle their holders to
                                               receive cash dividends at an annual rate that
                                               may vary for the successive dividend periods for
                                               the Preferred Shares. In general, except as
                                               described under ' -- Dividends and Rate Periods'
                                               below and 'Description of Preferred
                                               Shares -- Dividends and Rate Periods,' the
                                               dividend period for the Preferred Shares will be
                                               seven days. The auction agent will determine the
                                               dividend rate for a particular period by an
                                               auction conducted on the

                                               business day immediately prior to the start of
                                               that dividend period. See 'The Auction.'
                                               The Preferred Shares are not listed on an
                                               exchange. Instead, investors may buy or sell
                                               Preferred Shares in an auction by submitting
                                               orders to broker-dealers that have entered into
                                               an agreement with the auction agent and the
                                               Fund.
                                               Generally, investors in Preferred Shares will
                                               not receive certificates representing ownership
                                               of their shares. The securities depository (The
                                               Depository Trust Company or any successor) or
                                               its nominee for the account of the investor's
                                               broker-dealer will maintain record ownership of
                                               Preferred Shares in book-entry form. An
                                               investor's broker-dealer, in turn, will maintain
                                               records of that investor's beneficial ownership
                                               of Preferred Shares.

Ratings......................................  The Fund will issue Preferred Shares only if such shares have received a credit quality
                                               rating of 'AAA' from Standard & Poor's Rating
                                               Services ('S&P') and 'Aaa' from Moody's
                                               Investors Service, Inc. ('Moody's').

Investment Objectives and Policies...........  Our primary investment objective is high current income through investment in real estate
                                               securities. Our secondary investment objective
                                               is capital appreciation. Our investment
                                               objectives and certain investment policies are
                                               considered fundamental and may not be changed
                                               without stockholder approval. See 'Investment
                                               Objectives and Policies.'
                                               Under normal market conditions, we invest at
                                               least 90% of our total assets in common stocks,
                                               preferred stocks and other equity securities
                                               issued by real estate companies, such as REITs.
                                               At least 80% of our total assets will be
                                               invested in income producing equity securities
                                               issued by REITs, and substantially all of the
                                               equity securities of real estate companies in
                                               which we invest are traded on a national
                                               securities exchange or in the over-the-counter
                                               markets.
                                               A real estate company generally derives at least
                                               50% of its revenue from real estate or has at
                                               least 50% of its assets in real estate. A REIT
                                               is a company dedicated to owning, and usually
                                               operating, income producing real estate, or to
                                               financing real estate. REITs are generally

                                               not taxed on income distributed to stockholders
                                               provided they distribute to their stockholders
                                               substantially all of their income and otherwise
                                               comply with the requirements of the Internal
                                               Revenue Code of 1986, as amended (the 'Code').
                                               As a result, REITs generally pay relatively high
                                               dividends (as compared to other types of
                                               companies) and the Fund intends to use these
                                               REIT dividends in an effort to meet its
                                               objective of high current income. We may invest
                                               up to 10% of our total assets in debt securities
                                               issued or guaranteed by real estate companies.
                                               It is our current intention to invest
                                               approximately 70% of our total assets in common
                                               stock of real estate companies and approximately
                                               30% of our total assets in preferred stock of
                                               real estate companies, although the actual
                                               percentage of common and preferred stocks in our
                                               investment portfolio may vary over time. We will
                                               not invest more than 25% of the Fund's total
                                               assets in preferred stock or debt securities
                                               rated below investment grade (commonly known as
                                               'high-yield' or 'junk bonds') or unrated
                                               securities of comparable quality. We will not
                                               invest more than 10% of our total assets in
                                               illiquid real estate securities. All of our
                                               investments will be in securities of U.S.
                                               issuers and we will generally not invest more
                                               than 10% of our total assets in the securities
                                               of one issuer. There can be no assurance that
                                               our investment objectives will be achieved. See
                                               'Investment Objectives and Policies.'
                                               In making investment decisions about particular
                                               REITs, the Investment Manager relies on a
                                               fundamental analysis of each REIT's potential
                                               for success in light of the REIT's current
                                               financial condition, its real estate industry
                                               and sector position, and economic and market
                                               conditions. The Investment Manager also
                                               evaluates a number of factors, including growth
                                               potential, earnings estimates and the quality of
                                               management.

Principal Investment Risks...................  Risk is inherent in all investing. Therefore, before investing in Preferred Shares and the
                                               Fund you should

                                               consider certain risks carefully. The primary
                                               risks of investing in Preferred Shares are:
                                               the Fund will not be permitted to declare
                                               dividends or other distributions with respect to
                                                your Preferred Shares or redeem your Preferred
                                                Shares unless the Fund meets certain asset
                                                coverage requirements;

                                               if an auction fails, you may not be able to sell
                                               some or all of your Preferred Shares;

                                               you may receive less than the price you paid for
                                                your Preferred Shares if you sell them outside
                                                of the auction, especially when market interest
                                                rates are rising;

                                               a rating agency could downgrade the rating
                                               assigned to the Preferred Shares, which could
                                                affect liquidity;

                                               the Fund may be forced to redeem your Preferred
                                                Shares to meet regulatory or rating agency
                                                requirements or may voluntarily redeem your
                                                shares in certain circumstances;

                                               in certain circumstances the Fund may not earn
                                                sufficient income from its investments to pay
                                                dividends on Preferred Shares;

                                               the value of the Fund's investment portfolio may
                                                decline, which will reduce the asset coverage
                                                with respect to all outstanding preferred stock
                                                of the Fund, including the Preferred Shares;
                                                and

                                               if an issuer of a common stock in which the Fund
                                                invests experiences financial difficulties or
                                                if an issuer's preferred stock or debt security
                                                is downgraded or defaults or if an issuer in
                                                which the Fund invests is affected by other
                                                adverse market factors, there may be a negative
                                                impact on the income and/or asset value of the
                                                Fund's investment portfolio.

                                               In addition, although the offering of Preferred
                                               Shares is conditioned upon receipt of ratings of
                                               'AAA' from S&P and 'Aaa' from Moody's for the
                                               Preferred Shares, there are additional risks
                                               related to the investment policies of the Fund,
                                               such as:

                                               Real Estate Risks. Since we concentrate our
                                               assets in the real estate industry, the Fund's
                                               investments will be closely linked to the
                                               performance of the real estate markets. Property
                                               values may fall due to increasing vacancies or
                                               declining rents resulting from economic, legal,
                                               cultural or technological developments. REIT
                                               prices also may drop because of the failure of
                                               borrowers to pay their loans and poor
                                               management. Many REITs utilize leverage, which
                                               increases investment risk and could adversely
                                               affect a REIT's operations and market value in
                                               periods of rising interest rates as well as
                                               risks normally associated with debt financing.
                                               In addition, there are specific risks associated
                                               with particular sectors of real estate
                                               investments such as retail, office, hotel,
                                               healthcare, and multifamily properties.
                                               We may also invest in preferred stocks and debt
                                               securities of real estate companies. These
                                               securities also are more sensitive to changes in
                                               interest rates than common stocks. When interest
                                               rates rise, the value of preferred stocks and
                                               debt securities may fall.
                                               Lower-rated Securities Risk. Lower-rated
                                               preferred stock or debt securities, or
                                               equivalent unrated securities, which are
                                               commonly known as 'high-yield' or 'junk bonds,'
                                               generally involve greater volatility of price
                                               and risk of loss of income and principal, and
                                               may be more susceptible to real or perceived
                                               adverse economic and competitive industry
                                               conditions than higher grade securities. It is
                                               reasonable to expect that any adverse economic
                                               conditions could disrupt the market for
                                               lower-rated securities, have an adverse impact
                                               on the value of those securities, and adversely
                                               affect the ability of the issuers of those
                                               securities to repay principal and interest on
                                               those securities.
                                               Recent Developments. As a result of the
                                               terrorist attacks on the World Trade Center and
                                               the Pentagon on September 11, 2001, some of the
                                               U.S. securities markets were closed for a
                                               four-day period. These terrorist attacks and
                                               related events have led to increased short-term
                                               market volatility and may have long-term effects
                                               on U.S. and world economies and markets. A
                                               similar

                                               disruption of the financial markets could impact
                                               interest rates, auctions, secondary trading,
                                               ratings, credit risk, inflation and other
                                               factors relating to the Common Shares, the
                                               Preferred Shares and any other series of the
                                               preferred stock of the Fund.
                                               For further discussion of the risks associated
                                               with investing in the Preferred Shares and the
                                               Fund, see 'Risk Factors.'

Interest rate Transactions...................  In connection with the sale of the Preferred
                                               Shares, we may enter into interest rate swap or
                                               cap transactions. The use of interest rate swaps
                                               and caps is a highly specialized activity that
                                               involves investment techniques and risks
                                               different from those associated with ordinary
                                               portfolio security transactions. In an interest
                                               rate swap, the Fund would agree to pay to the
                                               other party to the interest rate swap (which is
                                               known as the 'counterparty') a fixed rate
                                               payment in exchange for the counterparty
                                               agreeing to pay to the Fund a variable rate
                                               payment that is intended to approximate the
                                               Fund's variable rate payment obligation on the
                                               Preferred Shares. The payment would be based on
                                               the notional amount of the swap. In an interest
                                               rate cap, the Fund would pay a premium to the
                                               counterparty to the interest rate cap and, to
                                               the extent that a specified variable rate index
                                               exceeds a predetermined fixed rate, would
                                               receive from the counterparty payments of the
                                               difference based on the notional amount of such
                                               cap. If the counterparty to an interest rate
                                               swap or cap defaults, the Fund would be
                                               obligated to make the payments that it had
                                               intended to avoid. Depending on the general
                                               state of short-term interest rates and the
                                               returns on the Fund's portfolio securities at
                                               that point in time, this default could
                                               negatively impact the Fund's ability to make
                                               dividend payments on the Preferred Shares. In
                                               addition, at the time an interest rate swap or
                                               cap transaction reaches its scheduled
                                               termination date, there is a risk that the Fund
                                               will not be able to obtain a replacement
                                               transaction or that the terms of the replacement
                                               will not be as favorable as on the expiring
                                               transaction. If this occurs, it could have a
                                               negative impact on the Fund's ability to make
                                               dividend

                                               payments on the Preferred Shares. If the Fund
                                               fails to maintain the required asset coverage
                                               with respect to all shares of outstanding
                                               preferred stock of the Fund, including the
                                               outstanding Preferred Shares, or fails to comply
                                               with other covenants, the Fund may be required
                                               to redeem some or all of these shares. Such
                                               redemption likely would result in the Fund
                                               seeking to terminate early all or a portion of
                                               any swap or cap transaction. Early termination
                                               of the swap could result in a termination
                                               payment by or to the Fund. Early termination of
                                               a cap could result in a termination payment to
                                               the Fund. The Fund intends to maintain in a
                                               segregated account with its custodian cash or
                                               liquid securities having a value at least equal
                                               to the value of the Fund's net payment
                                               obligations under any swap transaction, marked
                                               to market daily. We would not enter into
                                               interest rate swap or cap transactions having a
                                               notional amount that exceeded the outstanding
                                               amount of the Preferred Shares. See 'How the
                                               Fund Manages Risk -- Interest Rate Transactions'
                                               for additional information.

Investment Manager...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager
                                               pursuant to an investment management agreement.
                                               The Investment Manager, which was formed in
                                               1986, is a leading firm specializing in the
                                               management of real estate securities portfolios
                                               and as of September 30, 2002 had approximately
                                               $7.0 billion in assets under management. Its
                                               clients include pension plans, endowment funds
                                               and mutual funds, including the largest open-end
                                               and closed-end real estate funds. See
                                               'Management of the Fund -- Investment Manager.'
                                               The Investment Manager's client accounts are
                                               invested principally in real estate securities
                                               and the Investment Manager focuses exclusively
                                               in real estate. The Investment Manager also is
                                               responsible for providing administrative
                                               services and assisting the Fund with operational
                                               needs pursuant to an administration agreement
                                               (the 'Administration Agreement'). In accordance
                                               with the terms of the Administration Agreement,
                                               the Fund has entered into an agreement

                                               with State Street Bank and Trust Company ('State
                                               Street Bank') to perform certain administrative
                                               functions subject to the supervision of the
                                               Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the
                                               Fund -- Administration and Sub-Administration
                                               Agreement.'

Dividends and Rate Periods...................  The table below shows the dividend rates, the dividend payment dates and the number of days
                                               for the initial dividend periods on the
                                               Preferred Shares offered in this Prospectus. For
                                               subsequent dividend periods, the Preferred
                                               Shares will pay dividends based on a rate set at
                                               auctions, normally held every seven days. In
                                               most instances, dividends are also payable every
                                               seven days, on the first business day following
                                               the end of the dividend period. If the day on
                                               which dividends otherwise would be paid is not a
                                               business day, then dividends will be paid on the
                                               first business day that falls after that day.
                                               The dividend payment date for special dividend
                                               periods of more than seven days will be set out
                                               in the notice designating a special dividend
                                               period. Dividends on the Preferred Shares will
                                               be cumulative from the date the Preferred Shares
                                               are first issued and will be paid out of legally
                                               available funds.



                                                                      DIVIDEND
                                                                    PAYMENT DATE
                                                       INITIAL     FOR INITIAL          NUMBER OF
                                      PREFERRED        DIVIDEND       DIVIDEND        DAYS OF INITIAL
                                      SHARES             RATE          PERIOD         DIVIDEND PERIOD
                                      --------------  -----------  --------------  ---------------------
                                      Series TH.......                     , 2002

                                               The Fund may, subject to certain conditions,
                                               designate special dividend periods of more than
                                               seven days.
                                               Any designation of a special dividend period
                                               shall be effective only if (i) notice thereof
                                               shall have been given as provided for in the
                                               Charter (as defined below), (ii) any failure to
                                               pay in a timely matter to the Auction Agent the
                                               full amount of any dividend on, or the
                                               redemption price of, the Series shall have been
                                               cured as provided for in the Charter (as defined
                                               below), (iii) the auction to which the special
                                               dividend period was designated was not a failed
                                               auction, (iv) the

                                               Fund shall have deposited with the Paying Agent
                                               (as defined below) all funds necessary for
                                               redemption if the Fund shall have mailed a
                                               notice of redemption with respect to any
                                               Preferred Shares, and (v) the Fund has confirmed
                                               that, as of the auction date next preceding the
                                               first day of such special dividend period, it
                                               has assets with an aggregate discounted value at
                                               least equal to the Preferred Shares Basic
                                               Maintenance Amount (as defined below), and the
                                               Fund has consulted with the broker-dealers and
                                               has provided notice of such designation and a
                                               Preferred Shares Basic Maintenance Certificate
                                               to each rating agency.
                                               See 'Description of Preferred
                                               Shares -- Dividends and Rate Periods' and
                                               ' -- Designation of Special Rate Periods' and
                                               'The Auction.'

Asset Maintenance............................  Under the Fund's Articles Supplementary for
                                               Preferred Shares, which establishes and fixes
                                               the rights and preferences of the Preferred
                                               Shares, the Fund must maintain:

                                               asset coverage with respect to all outstanding
                                               shares of preferred stock of the Fund, including
                                                the Preferred Shares, as required by the rating
                                                agency or agencies rating the Preferred Shares,
                                                and

                                               asset coverage of at least 200% with respect to
                                               all outstanding shares of preferred stock of the
                                                Fund, including the Preferred Shares.

                                               In the event that the Fund does not maintain or
                                               cure these coverage tests, some or all of the
                                               Preferred Shares will be subject to mandatory
                                               redemption. See 'Description of Preferred
                                               Shares -- Redemption.'
                                               Based on the composition of the Fund's portfolio
                                               as of December 2, 2002, the asset coverage with
                                               respect to all outstanding shares of preferred
                                               stock of the Fund, including the Preferred
                                               Shares, as measured pursuant to the 1940 Act
                                               would be approximately 300.6% if the Fund were
                                               to issue all of the Preferred Shares offered in
                                               this Prospectus, representing approximately
                                               33.3% of the Fund's managed assets (as defined
                                               below).

Redemption...................................  The Fund does not expect to and ordinarily will not redeem shares of preferred stock, including
                                               the

                                               Preferred Shares. However, under the Articles
                                               Supplementary, it may be required to redeem
                                               Preferred Shares in order, for example, to meet
                                               an asset coverage ratio or to correct a failure
                                               to meet a rating agency guideline in a timely
                                               manner. The Fund may also voluntarily redeem
                                               shares of preferred stock, including the
                                               Preferred Shares, without the consent of holders
                                               of the shares of preferred stock, including the
                                               Preferred Shares, under certain conditions. See
                                               'Description of Preferred Shares -- Redemption.'

Liquidation Preference.......................  The liquidation preference (that is, the amount the Fund must pay to holders of Preferred Shares
                                               if the Fund is liquidated) for Preferred Shares
                                               will be $25,000 per share plus accumulated but
                                               unpaid dividends, if any, whether or not earned
                                               or declared.

Voting Rights................................  The 1940 Act requires that the holders of
                                               Preferred Shares and the holders of any other
                                               series of preferred stock of the Fund, voting as
                                               a separate class, have the right to:

                                               elect at least two directors at all times, and

                                               elect a majority of the directors if at any time
                                               the Fund fails to pay dividends on the Preferred
                                                Shares or any other series of preferred stock
                                                of the Fund for two full years and will
                                                continue to be so represented until all
                                                dividends in arrears have been paid or
                                                otherwise provided for.

                                               The holders of Preferred Shares and the holders
                                               of any other series of preferred stock of the
                                               Fund, will vote as a separate class or series on
                                               other matters as required under the Fund's
                                               Amended and Restated Articles of Incorporation
                                               (which, as hereafter amended, restated or
                                               supplemented from time to time, is together with
                                               the Articles Supplementary, referred to as the
                                               'Charter'), the 1940 Act and Maryland law. Each
                                               Common Share, each Preferred Share and each
                                               share of any other series of preferred stock of
                                               the Fund is entitled to one vote per share.

Federal Income Taxation......................  The distributions with respect to Preferred
                                               Shares (other than distributions in redemption
                                               of Preferred

                                               Shares subject to Section 302(b) of the Code)
                                               will constitute dividends to the extent of the
                                               Fund's current or accumulated earnings and
                                               profits, as calculated for federal income tax
                                               purposes. Such dividends generally will be
                                               taxable as ordinary income to holders.
                                               Distributions of net capital gain that are
                                               designated by the Fund as capital gains
                                               dividends will be treated as long-term capital
                                               gains in the hands of holders receiving such
                                               distributions. The Internal Revenue Service
                                               ('IRS') currently requires that a regulated
                                               investment company that has two or more classes
                                               of stock allocate to each such class
                                               proportionate amounts of each type of its income
                                               (such as ordinary income and capital gains)
                                               based upon the percentage of total dividends
                                               distributed to each class for the tax year.
                                               Accordingly, the Fund intends each year to
                                               allocate capital gain dividends as between its
                                               Common Shares, the Preferred Shares and any
                                               other series of preferred stock of the Fund in
                                               proportion to the total dividends paid to each
                                               class during or with respect to such year.
                                               Ordinary income dividends and dividends
                                               qualifying for the dividends received deduction
                                               will similarly be allocated between classes. See
                                               'Federal Taxation.'

Secondary Market Trading.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in Preferred
                                               Shares outside of auctions. There can be no
                                               assurance that a secondary market will provide
                                               owners with liquidity. You may transfer shares
                                               outside of auctions only to or through a
                                               broker-dealer that has entered into an agreement
                                               with the auction agent and the Fund or other
                                               persons as the Fund permits.

Custodian, Auction Agent, Transfer Agent,
  Dividend Paying Agent and Registrar........  State Street Bank serves as the Fund's custodian. The Bank of New York serves as
                                               auction agent, transfer agent, dividend paying
                                               agent and registrar for the Preferred Shares.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

    The financial highlights for the period ended December 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon, along with the financial statements, is included in the Statement of Additional Information.

                                                                                  For the Period
                                                                  For the          May 31, 2001*
                                                              Six Months Ended        through
                                                               June 30, 2002     December 31, 2001
Per Share Operating Performance:                                (Unaudited)          (Audited)
--------------------------------                                -----------      -----------------
Net asset value per common share, beginning of period.......       $14.03             $14.33
                                                                   ------             ------
Income from investment operations:
   Net investment income....................................         0.67               0.75
   Net realized and unrealized gain/(loss) on investments...         1.69              (0.13)
                                                                   ------             ------
       Total income from investment operations..............         2.36               0.62
Less dividends and distributions to preferred shareholders
 from:
   Net investment income....................................        (0.05)             (0.07)
                                                                   ------             ------
       Total from investment operations applicable to common
         shares.............................................         2.31               0.55
                                                                   ------             ------
Less: Offering and organization costs charged to paid-in
     capital -- Common Shares...............................           --              (0.03)
    Offering and organization costs charged to paid-in
     capital -- Preferred Shares............................           --              (0.07)
    Dilutive effect of common share offering................           --              (0.03)
                                                                   ------             ------
       Total offering and organization costs................           --              (0.13)
                                                                   ------             ------
Less: dividends and distributions to common shareholders
 from:
   Net investment income....................................        (0.63)             (0.58)
   Tax return of capital....................................           --              (0.14)
                                                                   ------             ------
       Total Dividends and distributions to common
         shareholders.......................................        (0.63)             (0.72)
                                                                   ------             ------
Net increase/(decrease) in net asset value per common
 share......................................................         1.68              (0.30)
                                                                   ------             ------
Net asset value, per common share, end of period............       $15.71             $14.03
                                                                   ------             ------
                                                                   ------             ------
Market value, per common share, end of period...............       $16.28             $14.70
                                                                   ------             ------
                                                                   ------             ------
Net asset value total return(1).............................        16.75%(2)           3.27%(2)
                                                                   ------             ------
                                                                   ------             ------
Market value return(1)......................................        15.47%(2)           3.15%(2)
                                                                   ------             ------
                                                                   ------             ------

                                                                   For the         For the Period
                                                               Six Months Ended     May 31, 2001*
                                                                June 30, 2002          through
Ratios/Supplemental Data:                                        (Unaudited)      December 31, 2001
-------------------------                                        -----------      -----------------
Net assets applicable to common shares, end of period (in
 millions)..................................................     $     397.5         $     351.6
                                                                 -----------         -----------
                                                                 -----------         -----------
Ratio of expenses to average daily net assets applicable to
 common shares (before expense reduction)...................            2.34%(3)            1.93%(3)
                                                                 -----------         -----------
                                                                 -----------         -----------
Ratio of expenses to average daily net assets applicable to
 common shares (net of expense reduction)...................            1.78%(3)            1.40%(3)
                                                                 -----------         -----------
                                                                 -----------         -----------
Ratio of net investment income to average daily net assets
 applicable to common shares (before expense reduction).....            8.53%(3)            9.59%(3)
                                                                 -----------         -----------
                                                                 -----------         -----------
Ratio of net investment income to average daily net assets
 applicable to common shares (net of expense reduction).....            9.09%(3)           10.12%(3)
                                                                 -----------         -----------
                                                                 -----------         -----------
Ratio of expenses to average daily net assets, plus
 liquidation preference of outstanding shares of preferred
 stock of the Fund (before expense reduction)...............            1.75%(3)            1.52%(3)
                                                                 -----------         -----------
                                                                 -----------         -----------
Ratio of expenses to average daily net assets, plus
 liquidation preference of outstanding shares of preferred
 stock of the Fund (net of expense reduction)...............            1.33%(3)            1.10%(3)
                                                                 -----------         -----------
                                                                 -----------         -----------
Portfolio turnover rate.....................................           12.73%(2)           23.95%(2)
                                                                 -----------         -----------
                                                                 -----------         -----------
Preferred Shares:
-----------------
Liquidation value, end of period (in 000's).................         125,000             125,000
                                                                 -----------         -----------
                                                                 -----------         -----------
Total shares outstanding (in 000's).........................               5                   5
                                                                 -----------         -----------
                                                                 -----------         -----------
Asset coverage per share....................................     $104,508.35         $ 95,322.16
                                                                 -----------         -----------
                                                                 -----------         -----------
Liquidation preference per share............................     $ 25,000.00         $ 25,000.00
                                                                 -----------         -----------
                                                                 -----------         -----------
Average market value per share..............................     $ 25,000.00(4)      $ 25,000.00(4)
                                                                 -----------         -----------
                                                                 -----------         -----------

-------------------
 * Commencement of operations.
(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(2) Not annualized.
(3) Annualized.
(4) Based on weekly prices.

                                    THE FUND

    The Fund is a non-diversified, closed-end management investment company. We were organized as a Maryland corporation on June 21, 2000 and are registered as an investment company with the SEC under the 1940 Act. The Fund issued an aggregate of 22,000,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of this initial public offering on May 31, 2001. On June 19, 2001 and July 9, 2001, the Fund issued 2,000,000 and 855,900 additional Common Shares, respectively, in connection with partial exercises by the underwriters of the over-allotment option. On July 25, 2001, the Fund issued 2,500 Series M Preferred Shares and 2,500 Series W Preferred Shares. The Fund's Common Shares are traded on the NYSE under the symbol 'RLF.' The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.

    The following provides information about the Fund's outstanding shares as of December 2, 2002:

                                AMOUNT HELD
                  AMOUNT      BY THE FUND OR      AMOUNT
TITLE OF CLASS  AUTHORIZED    FOR ITS ACCOUNT   OUTSTANDING
--------------  ----------    ---------------   -----------
Common Shares    99,992,960       --            25,451,401
  Preferred
    Shares
  Series M            2,500       --                 2,500
  Series W            2,500       --                 2,500
  Series TH           2,040       --                --

                                USE OF PROCEEDS

    We estimate the net proceeds of this offering of Preferred Shares, after
payment of the sales load and offering expenses, will be $         . The net
proceeds will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                                 CAPITALIZATION

    The following table sets forth the unaudited capitalization of the Fund as of December 2, 2002, and as adjusted to give effect to the issuance of the Preferred Shares offered in this Prospectus.

                                                              AS OF DECEMBER 2, 2002
                                                            ---------------------------
                                                               ACTUAL      AS ADJUSTED
                                                               ------      -----------
                                                                    (UNAUDITED)
AS OF DECEMBER 2, 2002:
Preferred Shares, $0.001 par value, $25,000 liquidation
  value;
  7,040 shares authorized (2,500 Series M Preferred
  Shares, 2,500 Series W Preferred Shares, 2,040 Series TH
  Preferred Shares, as adjusted, respectively)............  $125,000,000   $176,000,000
                                                            ------------   ------------
Common Shares, $.001 par value per share; 99,992,960
  shares authorized, 25,451,401 shares outstanding........  $     25,451   $     25,451
    Paid-in surplus.......................................  $358,562,074   $357,776,382
    Balance of undistributed net investment income........  $   (809,348)  $   (809,348)
    Accumulated net realized gain (loss) from investment
      transactions........................................  $ (5,833,189)  $ (5,833,189)
    Net unrealized appreciation (depreciation)............  $  1,959,514   $  1,959,514
                                                            ------------   ------------
    Net assets applicable to common shares................  $353,904,502   $353,118,810
                                                            ------------   ------------

Net assets, plus liquidation preference of preferred
  stock...................................................  $478,904,502   $529,118,810
                                                            ------------   ------------
                                                            ------------   ------------

    As used in this Prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to any outstanding preferred stock of the Fund, including the Preferred Shares, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding preferred stock of the Fund, including the Preferred Shares, from 'net assets' so long as the preferred stock of the Fund, including the Preferred Shares, have redemption features that are not solely within the control of the Fund. In connection with the rating of the preferred stock of the Fund, including the Preferred Shares, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the preferred stock of the Fund, including the Preferred Shares. For all regulatory purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL


    Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by our Board of Directors without the approval of stockholders, although we have no current intention of doing so. The Fund has a fundamental investment policy of concentrating its investments in the U.S. real estate industry and not in any other industry. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs. At least 80% of our total assets will be invested in income producing equity securities issued by REITs. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in preferred stock or debt securities rated below investment grade (commonly known as 'high-yield' or 'junk bonds') or unrated securities of comparable quality. See Appendix B in the SAI for a description of bond ratings. We will not invest more than 10% of assets in illiquid real estate securities. These two policies are fundamental. We will invest only in securities of U.S. issuers and generally will not invest more than 10% of our total assets in the securities of one issuer.


    We will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See 'How the Fund Manages Risk -- Interest Rate Transactions.' There can be no assurance that our investment objectives will be achieved.

INVESTMENT STRATEGIES

    In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company in which the Fund invests or considers for investment. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager also evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

     derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

     has at least 50% of its assets in such real estate.

    Under normal market conditions, we will invest at least 90% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

     common stocks (including REIT shares);

     preferred stocks;

     rights or warrants to purchase common and preferred stocks; and

     securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.

    Real Estate Investment Trusts. We invest at least 80% of our total assets in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to stockholders if, among other things, it distributes to its stockholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objectives.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. We do not currently intend to invest more than 10% of our total assets in Mortgage REITs or Hybrid REITs.

    Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately 70% of our total assets in common stock of real estate companies and approximately 30% in preferred shares of REITs. The actual percentage of common and preferred stocks in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

    Debt Securities. We may invest a maximum of 10% of our total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.


    Lower-rated Securities. We may invest no more than 25% of our total assets in preferred stock and debt securities rated below investment grade and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than 'BBB' by S&P or lower than 'Baa' by Moody's, are sometimes referred to as 'high-yield' or 'junk' bonds. We may only invest in high yield securities that are rated 'CCC' or higher by S&P, or rated 'Caa' or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities that are in default at the time of purchase. For a description of bond ratings, see Appendix B of the SAI.


    Illiquid Securities. We will not invest more than 10% of our total net assets in illiquid real estate securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price that approximates its fair value.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper. See 'Additional Information about Fund Investment Objectives and Policies' in the SAI.

                                  RISK FACTORS

    Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this Prospectus, the amount of leverage will represent approximately 33.3% of the Fund's managed assets (as defined below).

    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the asset coverage with respect to all shares of outstanding preferred stock of the Fund, including the Preferred Shares. As long as the Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.

    Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the Preferred Shares and the liquidation preference of any other series of preferred stock of the Fund), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.


    Interest Rate Risk. Preferred Shares pay dividends based on short-term interest rates. The Fund invests in real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on long-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, such as those received by the Fund, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to stockholders of the Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage with respect to all outstanding shares of preferred stock of the Fund, including the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk.'

    Auction Risk. You may not be able to sell some or all of your Preferred Shares that you wish to sell at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See 'Description of Preferred Shares' and 'The Auction.'

    Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell some or all of your Preferred Shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special dividend period.

    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that S&P assigns a rating of 'AAA' and Moody's assigns a rating of 'Aaa' to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, S&P or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See 'Description of Preferred Shares -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet.

    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of real estate companies that it believes have the ability to pay dividends at the forecasted level.

Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'high-yield' or 'junk bonds') by S&P or Moody's, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which could jeopardize the rating agencies' ratings of the Preferred Shares. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in the redemption of some or all of the Preferred Shares.


    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares, Preferred Shares and any other series of preferred stock of the Fund, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'Federal Taxation.'

GENERAL RISKS OF INVESTING IN THE FUND

    We are a non-diversified, closed end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.

    Stock Market Risk. Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

    General Risks of Securities Linked to the Real Estate Market. We will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of our policy of concentration in the securities of companies in the real estate industry, we are also subject to the risks associated with the direct ownership of real estate. These risks include:

     declines in the value of real estate

     risks related to general and local economic conditions

     possible lack of availability of mortgage funds

     overbuilding

     extended vacancies of properties

     increased competition
     increases in property taxes and operating expenses

     changes in zoning laws

     losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

     limitations on rents

     changes in neighborhood values and the appeal of properties to tenants changes in interest rates

    Thus, the value of our portfolio securities may change at different rates compared to the value of portfolio securities of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act, tax and environmental laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios, secured debt-to-total asset ratios and other contractual obligations, may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized capitalization companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or, in the case of certain hybrid REITs, to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    Preferred Stocks and Debt Securities Risk. In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

    Lower-Rated Securities. Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. We may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

    Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

    Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares, the Preferred Shares and any other series of preferred stock of the Fund.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS


    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares, the Preferred Shares and any other series of preferred stock of the Fund voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares and any other series of preferred stock of the Fund, voting as a separate class. The Fund will not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'high-yield' or 'junk bonds') or unrated securities of comparable quality. We will not invest more than 10% of our total assets in illiquid real estate securities. All of our investments will be in securities of U.S. issuers and we will generally not invest more than 10% of our total assets in the securities of one issuer. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from S&P or Moody's on the Preferred Shares. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

INTEREST RATE TRANSACTIONS

    In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares. The payment would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could negatively impact the Fund's ability to make dividend payments on the Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage with respect to all shares of outstanding preferred stock of the Fund, including the Preferred Shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the Preferred Shares, if the Fund fails to maintain the required asset coverage with respect to all shares of outstanding preferred stock of the Fund, including the Preferred Shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Preferred Shares. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Fund. Early termination of a cap could result in the termination payment to the Fund.

    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Preferred Shares.

                        DESCRIPTION OF PREFERRED SHARES

    The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Fund's Charter, filed as an exhibit to the Fund's registration statement on Form N-2, which establishes and fixes the rights and preferences of the Preferred Shares.

GENERAL

    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Shares. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares will rank on a parity with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for as described in this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

    General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The dividend rates for the initial dividend periods for the Series offered in this Prospectus will be the rates set out on the cover of this Prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at the auction, normally held every seven days, but the rates set at the auction will not exceed the Maximum Rates. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first calendar day after an auction. In most instances, dividends are also paid every seven days, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as 'special dividend periods,' as described below.

    Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See ' -- Designation of Special Dividend Periods' for a discussion of payment dates for a special dividend period.

    Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

    The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these stockholders will not have funds available until the next business day.

    Dividend Rate Set at Auction. Series TH Preferred Shares pay dividends based on a rate set at auction. The auction usually is held every seven days, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the Preferred Shares continuing to be held. See 'The Auction.'

    Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is
360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the dividend rate period includes a holiday.

    If an auction for any subsequent dividend rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

    Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the 'maximum rate.' The maximum rate means the applicable percentage of the 'AA' Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by S&P and Moody's:

    MOODY'S CREDIT RATING      S&P CREDIT RATING      APPLICABLE PERCENTAGE
    ---------------------      -----------------      ---------------------
        Aa3 or Above             AA - or Above                150%
          A3 to A1                 A - to A+                  160%
        Baa3 to Baa1             BBB - to BBB+                250%
         Below Baa3               Below BBB -                 275%

    Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the auction agent the full amount of any dividend for any Preferred Shares in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares for that subsequent dividend period will be the maximum rate.

    However, if the Fund does not effect a timely cure, no auction will be held for Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares for each subsequent dividend period will be the default rate.

    The default rate means 300% of the applicable 'AA' Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

    Restrictions on Dividends and Other Distributions. When the Fund has shares of any series of preferred stock of the Fund, including the Preferred Shares, outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, Common Shares) in respect of the Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of any series of preferred stock of the Fund, including the Preferred Shares, as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on shares of any series of preferred stock of the Fund, including the Preferred Shares; (2) the Fund has redeemed any shares of any series of preferred stock of the Fund, including the Preferred Shares, that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described below under ' -- Rating Agency Guidelines.'

    Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of any series of preferred stock of the Fund, including the Preferred Shares, through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares, through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

    The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than every seven days. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its Common Shares. The Fund does not currently expect to hold auctions and pay dividends less frequently than every seven days in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

    Any designation of a special dividend period shall be effective only if
(i) notice thereof shall have been given as provided for in the Charter,
(ii) any failure to pay in a timely matter to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series shall have been cured as provided for in the Charter, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) the Fund shall have deposited with the Paying Agent all funds necessary for redemption if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers and has provided notice of such designation and a Preferred Shares Basic Maintenance Certificate to each rating agency.

    Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

    See the SAI for more information.

VOTING RIGHTS

    Except as noted below, the Fund's Common Shares, Preferred Shares and any other series of preferred stock of the Fund have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of Preferred Shares and the holders of any other series of preferred stock of the Fund, as a separate class, vote to elect two directors, and the holders of the Common Shares, the holders of Preferred Shares and the holders of any other series of preferred stock of the Fund vote together as a single class to elect the remaining directors. In addition, during any period ('Voting Period') in which the Fund has not paid dividends on the Preferred Shares and/or any other series of preferred stock of the Fund in an amount equal to two full years dividends, the holders of Preferred Shares and any other series of preferred stock of the Fund, voting as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of Preferred Shares and any other series of preferred stock of the Fund. The holders of Preferred Shares will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares and/or any other series of preferred stock of the Fund of the number of directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares and/or any other series of preferred stock of the Fund, together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the Preferred Shares and any other series of preferred stock of the Fund have been paid or provided for, the terms of office of the additional directors elected by the holders of the Preferred Shares and any other series of preferred stock of the Fund will terminate.

    So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares and the holders of shares of any other series of preferred stock of the Fund, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or Fund receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares and any other series of preferred stock of the Fund, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.

    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares and any other series of preferred stock of the Fund, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    The Common Shares, the outstanding preferred shares of any other series of preferred stock of the Fund and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of Preferred Shares and any other series of preferred stock of the Fund described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares, Preferred Shares and any other series of preferred stock of the Fund, voting together as a single class, necessary to authorize the action in question.

    For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

RATING AGENCY GUIDELINES

    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

    The Fund also is required under rating agency guidelines to maintain, with respect to all outstanding senior securities of the Fund that are stock, including the Preferred Shares, as of the last business day of each month in which Preferred Shares and any other series of preferred stock of the Fund are outstanding, asset coverage of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). Based on the Fund's assets and liabilities as of December 2, 2002, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:

    Value of Fund assets less liabilities
      not constituting senior securities
      ----------------------------------
 Senior securities representing indebtedness         $529,118,810
                                                     ------------
plus liquidation value of the Preferred Shares    =  $176,000,000    =  300.6%
 and shares of any other series of preferred
              stock of the Fund

    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described below under ' -- Redemption.'

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares.

    The Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of Preferred Shares, including each Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

    As described by S&P and Moody's, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay the Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

    The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the Preferred Shares.

REDEMPTION

    Mandatory Redemption. If the Fund does not timely cure a failure to
(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Outstanding shares of preferred stock of the Fund, including the Preferred Shares, will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Outstanding shares of preferred stock of the Fund, including the Preferred Shares, necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

    In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series, including the Preferred Shares, are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may without the consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

    Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including any other shares of preferred stock of the Fund, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund. If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of the Preferred Shares or any other series of preferred stock of the Fund are entitled, such assets or the proceeds thereof will be distributed among the owners of the Preferred Shares and any other shares ranking on a parity therewith, ratably.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL

    The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the SAI for a more complete description of the auction process.

    Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for Preferred Shares, so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

    Broker-Dealer Agreements. Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for Preferred Shares.

SUMMARY OF AUCTION PROCEDURES

    The following is a brief summary of the auction procedures, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auctions determine the dividend rate for the Preferred Shares, but each dividend rate will not be higher than the maximum rate. See 'Description of Preferred Shares -- Dividends and Dividend Periods.' You may buy, sell or hold Preferred Shares in the auction.

    If you own shares of the Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred
Shares: sell, bid and hold.

     If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next dividend period's rate will be.

     If you enter a bid (or 'hold at a rate') order, you indicate that you want to sell Preferred Shares only if the next dividend period's rate is less than the rate you specify.

     If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next dividend period's rate will be.

    You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the dividend period is longer than seven days, the broker-dealer will treat your failure to submit a bid as a sell order.

    If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

    Broker-dealers will submit orders from existing and potential holders of Preferred Shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Preferred Shares. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Investment Manager may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Investment Manager may submit orders in an auction, but only if such orders are not for its own account.

    The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such broker-dealer in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by the broker-dealers at the auction.

    If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Preferred Shares available for purchase in the auction.

    If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Preferred Shares for which they submitted sell orders.

    The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to Preferred Shares and in so doing to help protect the earnings available to pay dividends on Common Shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

    If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares of a series, that is considered an 'all hold' auction and the dividend rate for the next dividend period will be the all hold rate. The 'all hold rate' is 80% of the 'AA' Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to 'AA'-rated securities for time periods that vary depending on the dividend period).

    The auction procedures include a pro rata allocation of Preferred Shares for purchase and sale. This allocation process may result in an existing holders continuing to hold or selling, or a potential holders buying, fewer shares than the number of Preferred Shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

    Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Fund Company. Purchasers will pay for their Preferred Shares through broker-dealers in same-day funds to The Depository Fund Company against delivery to the broker-dealers. The Depository Fund Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

    The first auction for Series TH Preferred Shares will be held on
               , 2002, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series TH Preferred Shares normally will be held every Thursday, and each subsequent dividend period for Series TH Preferred Shares normally will begin on the following Friday.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A      Owns 500 shares, wants to sell all   Bid order of 2.1% rate for all 500
                      500 shares if auction rate is less   Shares
                      than 2.1%
Current Holder B      Owns 300 shares, wants to hold       Hold order -- will take the auction
                                                           rate
Current Holder C      Owns 200 shares, wants to sell all   Bid order of 1.9% rate for all 200
                      200 shares                           shares if auction rate is less
                                                           than 1.9%
Potential Holder D    Wants to buy 200 shares              Places order to buy at or above
                                                           2.0%
Potential Holder E    Wants to buy 300 shares              Places order to buy at or above
                                                           1.9%
Potential Holder F    Wants to buy 200 shares              Places order to buy at or above
                                                           2.1%

    The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

    The underwriters are not required to make a market in the Preferred Shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

    You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     to a broker-dealer; or

     to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a broker-dealer, a sale or transfer of your Preferred Shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

    Further description of the auction procedures can be found in the SAI.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors of the Fund. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the directors. The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, provides investment advice, and, in general, conducts the management and investment program of the Fund under the overall supervision and control of the Board of Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments primarily in REITs with approximately $7.0 billion of assets under management, as of September 30, 2002. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including the Fund and Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., which are open-end investment companies. Cohen & Steers Capital Management, Inc. manages several of the largest investment companies that invest primarily in real estate securities.

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund (the 'Investment Management Agreement'), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers, or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily managed asset value of the Fund. Managed asset value is the NAV of the Common Shares plus the liquidation preference of any Preferred Shares. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive its investment management fees in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of the Preferred Shares and any other series of preferred stock of the Fund.

    The Fund's portfolio managers are:

     Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since its inception, President of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

     Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

     Greg E. Brooks -- Mr. Brooks joined Cohen & Steers Capital Management, Inc., the Fund's investment adviser, as a Vice President in April 2000 and has been a Senior Vice President since January 2002. Prior to joining Cohen & Steers, Mr. Brooks was an investment analyst with another real estate securities investment manager. Mr. Brooks is a Chartered Financial Analyst.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager provides certain administrative and accounting functions for the Fund, including administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis 0.02% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund (including the liquidation value of the Preferred Shares and the liquidation value of any other series of preferred stock of the Fund) at an annual rate equal to .030% of the first $200 million in assets, .020% of the next $200 million, and .010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.040%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

    The Fund has provisions in its Charter and By-Laws, as amended and restated, ('By-Laws') that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the shares of any outstanding series of preferred stock of the Fund, including the Preferred Shares, voting as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and
(ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the shares of preferred stock of the Fund, including the Preferred Shares, outstanding at the time, voting as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and the shares of preferred stock of the Fund, including the Preferred Shares, outstanding at the time voting as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Shares and Preferred Shares outstanding at the time, voting as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

    However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    These provisions are in addition to any special voting rights granted to the holders of the Preferred Shares in the Charter. See 'Description of Preferred Shares -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

    Reference is made to the Charter and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                             U.S. FEDERAL TAXATION

    The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. FEDERAL INCOME TAX TREATMENT OF THE FUND

    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived from its business of investing in stock, securities or foreign currencies (the 'Income Requirement'); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (b) its shareholders would treat any such distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's current and accumulated earnings and profits.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

    Based in part on its lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below) and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, although if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to stockholders as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares, any other series of preferred stock of the Fund and its Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, any other series of preferred stock of the Fund and the Preferred Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the preferred stock of the Fund, including the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

    Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES

    The sale or other disposition of Preferred Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Preferred Shares generally will recognize gain or loss in an amount equal to the difference between the amount received in exchange therefor and their respective bases in such Preferred Shares. If the Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 20% (or 18% for capital assets held for more than five years and whose holding periods begin after December 31,
2000). However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

BACKUP WITHHOLDING

    The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

    Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in Preferred Shares.

FURTHER INFORMATION

    The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                          DESCRIPTION OF COMMON SHARES

    The Fund is authorized to issue 99,992,960 Common Shares, par value $.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange, redemption or cumulative voting rights. Holders of Common Shares are entitled to one vote per share. Whenever any shares of preferred stock of the Fund, including the Preferred Shares, are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on any shares of preferred stock of the Fund, including the Preferred Shares, have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to any shares of preferred stock of the Fund, including the Preferred Shares, would be at least 200% after giving effect to the distributions. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

                          CONVERSION TO OPEN-END FUND

    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of Preferred Shares -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all shares of any series of preferred stock, including the Preferred Shares, then outstanding, (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                                  UNDERWRITING

    The underwriters named below (the 'underwriters'), acting through Salomon Smith Barney Inc. have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund (the 'Underwriting Agreement') to purchase, and the Fund has agreed to sell, the number of Preferred Shares set forth opposite their respective names offered in this Prospectus.

                                                                 NUMBER OF
                                                                 SERIES TH
UNDERWRITER                                                   PREFERRED SHARES
-----------                                                   ----------------
Salomon Smith Barney Inc. ..................................
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated....................................
UBS Warburg LLC.............................................
                                                                   -----
            Total...........................................       2,040
                                                                   -----
                                                                   -----


    The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Preferred Shares if they purchase any of the shares. The Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

    The Fund has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Preferred Shares to dealers at the public offering price less a concession not to exceed
$     per share. The sales load the Fund will pay of $   per share is equal to
  % of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on or
before             .


    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described above after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under 'The Auction' and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    The Bank of New York, whose principal dealing and trading business is 100 Church Street, 8th Floor, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. State Street Bank whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Preferred Shares offered by this Prospectus are being passed on for the Fund by Simpson Thacher & Bartlett, New York, New York, and certain other legal matters will be passed on for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law.

                              INDEPENDENT AUDITORS

    The financial statements of the Fund for the period ended December 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their report given upon PricewaterhouseCoopers LLP's authority as experts in accounting and auditing. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

                              FURTHER INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

    This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Fund and Preferred Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The Fund's SAI dated contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI , other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.cohenandsteers.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    4
Management of the Fund......................................    6
Compensation of Directors...................................    9
Investment Advisory and Other Services......................    9
Portfolio Transactions and Brokerage........................   12
Determination of Net Asset Value............................   13
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   13
Description of Preferred Shares.............................   15
S&P and Moody's Guidelines..................................   26
U.S. Federal Taxation.......................................   33
Performance Data and Index Returns..........................   38
Experts.....................................................   39
Report of Independent Accountants...........................   40
Financial Statements........................................   41
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1
Appendix C: Glossary........................................  C-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $51,000,000

                            COHEN & STEERS ADVANTAGE
                            INCOME REALTY FUND, INC.

                    AUCTION RATE CUMULATIVE PREFERRED SHARES
                            2,040 SHARES, SERIES TH
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                     [LOGO]

                                   ---------
                                   PROSPECTUS
                                           , 2002
                                   ---------

                              SALOMON SMITH BARNEY
                              MERRILL LYNCH & CO.
                                  UBS WARBURG

    Through and including     , 2002, all dealers effecting transactions in
these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 SUBJECT TO COMPLETION, DATED DECEMBER 9, 2002


    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION ('STATEMENT OF ADDITIONAL INFORMATION') IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                 COHEN & STEERS
                          ADVANTAGE INCOME REALTY FUND

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                    Auction Rate Cumulative Preferred Shares
                            2,040 Shares, Series TH

                                        , 2002

    THIS STATEMENT OF ADDITIONAL INFORMATION ('SAI') OF COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC. (THE 'FUND') RELATING TO THIS OFFERING OF THE FUND'S AUCTION RATE CUMULATIVE PREFERRED SHARES (THE 'PREFERRED SHARES') DOES NOT CONSTITUTE A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S
PROSPECTUS RELATING TO THE PREFERRED SHARES DATED       , 2002.

    THIS SAI DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING PREFERRED SHARES IN THIS OFFERING, AND INVESTORS SHOULD OBTAIN AND READ THE PROSPECTUS PRIOR TO PURCHASING PREFERRED SHARES. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE ADDRESS OR CALLING THE PHONE NUMBER SHOWN ABOVE.

    CAPITALIZED TERMS USED IN THIS SAI HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS OR IN THE GLOSSARY OF THIS SAI.

--------------------------------------------------------------------------------

                     TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    4
Management of the Fund......................................    6
Compensation of Directors...................................    9
Investment Advisory and Other Services......................    9
Portfolio Transactions and Brokerage........................   12
Determination of Net Asset Value............................   13
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   13
Description of Preferred Shares.............................   15
S&P and Moody's Guidelines..................................   26
U.S. Federal Taxation.......................................   33
Performance Data and Index Returns..........................   38
Experts.....................................................   39
Report of Independent Accountants...........................   40
Financial Statements........................................   41
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1
Appendix C: Glossary........................................  C-1

                              GENERAL INFORMATION

    The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the '1940 Act'). Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the Fund's investment manager. The Fund's primary investment objective is high current income through investment in real estate securities and its secondary investment objective is capital appreciation. No assurance can be given that the Fund will achieve its investment objectives.

                          ADDITIONAL INFORMATION ABOUT
                    FUND INVESTMENT OBJECTIVES AND POLICIES

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

    It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ('REITs').

REAL ESTATE COMPANIES

    For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in real estate.

REAL ESTATE INVESTMENT TRUSTS

    A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs consist of securities issued by Equity REITs. At least 80% of our total assets will be invested in income producing equity securities issued by REITs.

PREFERRED STOCKS

    Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager invests approximately 75% of our total assets in common shares of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred shares in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

LOWER-RATED SECURITIES

    Securities rated non-investment grade (lower than BBB by Standard & Poor's Rating Services ('S&P') or lower than baa by Moody's Investors Service Inc. ('Moody's')), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in securities rated 'CCC' or higher by S&P, or rated 'caa' or higher by Moody's or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We may invest no more than 25% of our assets in preferred stock and debt securities rated below investment grade and unrated securities of comparable quality. This is a fundamental investment policy. We will not invest in securities which are in default at the time of purchase.

ILLIQUID SECURITIES

    A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. We will not invest more than 10% of our assets in illiquid real estate securities. This is a fundamental investment policy.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as S&P or Moody's, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

        1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

        2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

        3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

        4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

        5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

        6. Purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's total assets would then be invested in such securities;

        7. Purchase restricted or 'illiquid' securities issued by real estate companies, including repurchase agreements maturing in more than seven days, if as a result, more than 10% of the Fund's assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ('1933 Act'));

        8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

        9. Invest in puts, calls, straddles, spreads or any combination thereof;

        10. Enter into short sales;

        11. Invest in the securities of a non-U.S. issuer;

        12. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        13. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        14. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. 'Majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 14 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

                             MANAGEMENT OF THE FUND


    The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the directors. As of December 2, 2002, the directors and officers as a group beneficially owned directly or indirectly less than 1% of the outstanding shares of the Fund.


DIRECTORS AND OFFICERS


    Basic information about the identity and experience of each director and officer is set forth in the charts below. Each director and officer is also a director or officer of Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies also advised by the Investment Manager, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies advised by the Investment Manager. The directors identified below as 'Interested Directors' are each an 'interested person' of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.


    The directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the director are set forth below.


                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........  Director, Chairman  Until Next   Chairman of               8          Since
757 Third Avenue           of the Board, and   Election of  Cohen & Steers                       Inception
New York, New York             Secretary       Directors    Capital
Age: 49                                                     Management,
                                                            Inc., the
                                                            Fund's
                                                            Investment
                                                            Manager.

Martin Cohen *, ** ......      Director,       Until Next   President of              8         Since
757 Third Avenue             President and     Election of  Cohen & Steers                      Inception
New York, New York             Treasurer       Directors    Capital
Age: 53                                                     Management,
                                                            Inc., the
                                                            Fund's
                                                            Investment
                                                            Manager.

DISINTERESTED DIRECTORS

Gregory C. Clark ........       Director       Until Next   Private                   8      Since
99 Jane Street                                 Election of  Investor. Prior                  Inception
New York, New York                             Directors    thereto,
Age: 55                                                     President of
                                                            Wellspring
                                                            Management
                                                            Group
                                                            (investment
                                                            advisory firm).


                                                  (table continued on next page)

(table continued from previous page)


                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Bonnie Cohen ** .........       Director       Until Next   Consultant. Prior        8         Since
1824 Phelps Place, N.W.                        Election of  thereto,                           December
Washington, D.C.                               Directors    Undersecretary of                  2001
Age: 59                                                     State, United
                                                            States Department
                                                            of State.

George Grossman .........       Director       Until Next   Attorney-at-law.         8         Since
17 Elm Place                                   Election of                                     Inception
Rye, New York                                  Directors
Age: 48

Richard J. Norman .......       Director       Until Next   Private Investor.        8         Since
7520 Hackamore Drive                           Election of  Prior thereto,                     December
Potomac, Maryland                              Directors    Investment                         2001
Age: 59                                                     Representative of
                                                            Morgan Stanley Dean
                                                            Witter.

Willard H. Smith Jr.* ...       Director       Until Next   Board member of          8         Since
7231 Encelia Drive                             Election of  Essex Property                     Inception
La Jolla, California                           Directors    Trust Inc.,
Age: 66                                                     Highwoods
                                                            Properties, Inc.,
                                                            and Realty Income
                                                            Corporation.
                                                            Managing Director
                                                            at Merrill Lynch &
                                                            Co., Equity Capital
                                                            Markets Division
                                                            from 1983 to 1995.

---------
 * These directors have been designated as preferred stock directors

** Martin Cohen and Bonnie Cohen are unrelated

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------              ----          -------------------------------------------
Greg E. Brooks ...............  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                       Capital Management, Inc., the Fund's In-
New York, New York                                     vestment Manager, since 2002 and a Vice
Age: 36                                                President of the Fund's Investment Man-
                                                       ager since 2000. Prior thereto, he was
                                                       an investment analyst with another real
                                                       estate securities investment manager.

                                                  (table continued on next page)

(table continued from previous page)

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------              ----          -------------------------------------------
Adam M. Derechin .............  Vice President and   Senior Vice President of Cohen & Steers
757 Third Avenue                Assistant Treasurer    Capital Management, Inc., the Fund's
New York, New York                                     Investment Manager, since 1998 and prior
Age: 38                                                to that Vice President of the Fund's
                                                       Investment Manager.

Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                       of Cohen & Steers Capital Management,
New York, New York                                     Inc., the Fund's Investment Manager,
Age: 39                                                since 1999. Prior to that, Associate
                                                       General Counsel, Neuberger Berman
                                                       Management, Inc. (money manager); and
                                                       Assistant General Counsel, The Dreyfus
                                                       Corporation (money manager).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is set forth below.


                                                                                   AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                             DOLLAR RANGE OF      SECURITIES IN THE
                                                           EQUITY SECURITIES IN     COHEN & STEERS
                                                              THE FUND AS OF      FUND COMPLEX AS OF
                                                             DECEMBER 2, 2002      DECEMBER 2, 2002
                                                             ----------------      ----------------
Robert H. Steers.........................................    over $100,000          over $100,000
Martin Cohen.............................................    over $100,000          over $100,000
Gregory C. Clark.........................................   $50,001-$100,000        over $100,000
Bonnie Cohen.............................................   $50,001-$100,000        over $100,000
George Grossman..........................................         none             $10,001-$50,000
Richard J. Norman........................................   $10,001-$50,000         over $100,000
Willard H. Smith Jr......................................   $10,001-$50,000       $50,001-$100,000



    Conflicts of Interest. No director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.


BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has one standing committee of the Board, the Audit Committee, which is composed of all of the directors who are not interested persons of the Fund, as defined in the 1940 Act. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process.

    Approval of Investment Management Agreement. The Board of Directors, including a majority of the directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Management Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors. In determining to approve the Investment Management Agreement, the directors reviewed the materials provided by the Investment Manager and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services rendered by the Investment Manager; (3) anticipated benefits derived by the Investment Manager from the relationship with the Fund; (4) the costs of providing services to the Fund; and (5) the anticipated profitability of the Fund to the Investment Manager. The directors considered the fact that the Investment Manager agreed to waive a portion of its investment management fee in the amount of .42% of the Fund's average daily managed assets for the first 5 years of the Fund's operations, and then declining amounts in years 6 through 10. The directors took note of the fact that the Fund's net investment management fee for the initial term of the contract was projected to compare favorably to the average investment management fee charged to competitive funds of a comparable size. The directors took into consideration the benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions.

                           COMPENSATION OF DIRECTORS

    The following table sets forth estimated information regarding compensation expected to be paid to directors by the Fund for the current fiscal year ending December 31, 2002 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2001. Officers of the Fund and directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other directors is paid an annual retainer of $5,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation From Fund Complex Paid to Directors,' the compensation paid
to each director represents the   other funds that each director serves in the
fund complex. The directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM FUND
                                                                FROM THE     COMPLEX PAID TO
                          DIRECTOR                                FUND          DIRECTORS
                          --------                                ----          ---------
Gregory C. Clark*, Director.................................     $7,500          $45,000
Bonnie Cohen*'D', Director..................................     $7,500          $11,250***
Martin Cohen**'D', Director and President...................     $    0          $     0
George Grossman*, Director..................................     $7,500          $45,000
Richard J. Norman, Director.................................     $7,500          $11,250***
Willard H. Smith Jr.*, Director.............................     $7,500          $45,000
Robert H. Steers**, Director and Chairman...................     $    0          $     0

---------

  * Member of the Audit Committee.

'D' Bonnie Cohen and Martin Cohen are unrelated.

 ** 'Interested person,' as defined in the 1940 Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

*** Ms. Cohen and Mr. Norman were elected as Directors of the fund complex on December 3, 2001.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. Cohen & Steers Capital Management, Inc. manages several of the largest registered investment companies that invest primarily in real estate securities. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.


    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares plus the liquidation preference on any Preferred Shares and the liquidation preference on any other series of preferred stock) of the Fund. The Investment Manager has contractually agreed to waive its investment management fees in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10. For the fiscal year ended December 31, 2001, the Fund incurred management fees of $2,185,622 and the Investment Manager waived management fees of $1,078,115.


    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including Prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the

Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.02% of the Fund's managed assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and SEC filings; and (iv) responding to stockholder inquiries.


    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to 0.030% of the first $200 million in assets, 0.020% of the next $200 million, and 0.010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.040%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. For the fiscal year ended December 31, 2001, the Fund paid $51,340 in administration fees to the Investment Manager.


    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA ('EquiServe'), as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR


    The Bank of New York, whose principal dealing and trading business is 100 Church Street, 8th Floor, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. State Street Bank, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe, whose principal business address is 150 Royall Street, Canton, MA 02021 has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. Neither State Street Bank nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.


CODE OF ETHICS

    The Fund and Investment Manager have adopted codes of ethics that are designed to ensure that the interests of Fund stockholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. The Fund's independent directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the

Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its Common Shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and the liquidation preference of the Preferred Shares and the liquidation preference on any other series of preferred stock), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

                     ADDITIONAL INFORMATION CONCERNING THE
                         AUCTIONS FOR PREFERRED SHARES

GENERAL

    Securities Depository. The Depository Trust Company ('DTC') will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Charter. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's directors, as described under 'Description of Preferred Shares -- Voting
Rights' in the Prospectus, Cede & Co. will be the Holder of all Preferred
Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.


    DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

    The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

    The Auction Agent may conclusively rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The Auction -- Secondary Market Trading and Transfer of Preferred Shares' in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

    The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% (.25%) in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

    The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

    The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit

Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                        DESCRIPTION OF PREFERRED SHARES


    The description of the Preferred Shares contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under 'Further Information' in the Prospectus.


GENERAL


    The Preferred Shares will rank on a parity with each other and with shares of any other series of preferred stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.


DIVIDENDS AND RATE PERIODS


    Holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their Preferred Shares, at the Applicable Rate determined as described under ' -- Determination of Dividend Rate,' payable on the dates set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Shares.



    Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of any series of preferred stock of the Fund, including the Preferred Shares, through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares, through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.


    By 12:00 noon, New York City time, on each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

    Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

    Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under ' -- Determination of Dividend Rate.' No interest will be payable in respect of any dividend payment or payments which may be in arrears. See
' -- Default Period.'


    The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for Series TH Preferred Shares, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.


    Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each Series are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.


    Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (seven days for Series TH Preferred Shares) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.


    A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the shares of the affected Series will be required to continue to hold such shares for such Standard Dividend Period.

    Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

    The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares for a particular Series are subject (or are deemed to be subject) to Hold Orders.

    Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

    Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares has been cured as set forth under ' -- Default Period,'
(iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund mailed a notice of redemption with respect to any Preferred Shares, as described under ' -- Redemption,' the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.


    If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

    No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

        (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

    If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

    Default Period. A 'Default Period' with respect to the Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a 'Dividend Default') or (B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default' and, together with a Dividend Default, hereinafter referred to as 'Default').

    A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

    In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the Series and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

    Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to the Series.

    No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS

    Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing stock, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited, unless there is no event of default under indebtedness senior to the Preferred Shares and any other series of Outstanding preferred stock of the Fund and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares and any other series of Outstanding preferred stock of the Fund.


    For so long as Preferred Shares are Outstanding, except as otherwise provided in the Articles Supplementary, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Shares or other shares, ranking junior to the Preferred Shares and any other series of Outstanding preferred stock of the Fund as to dividends or upon liquidation) with respect to shares of Common Shares or any other shares of the Fund ranking junior to the Preferred Shares and any other series of Outstanding preferred stock of the Fund as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or other shares ranking junior to the Preferred Shares and any other series of Outstanding preferred stock of the Fund (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless
(i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be met, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's Outstanding preferred stock, including the

Preferred Shares, and (iii) the Fund has redeemed the full number of shares of preferred stock, including the Preferred Shares, required to be redeemed by any mandatory redemption provision for redemption contained in the Articles Supplementary.


    For so long as Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent Dividend Payment Dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of preferred stock will in all cases bear to each other the same ratio that accumulated dividends per Preferred Shares and such other series of preferred shares bear to each other.

REDEMPTION

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund will not effect any optional redemption unless after giving effect thereto
(i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.


    Mandatory Redemption. If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each, an 'Asset Coverage Cure Date'), Outstanding shares of preferred stock of the Fund, including the Preferred Shares, will be subject to mandatory redemption out of funds legally available therefor. The number of shares of preferred stock, including the number of Preferred Shares, to be redeemed in any such circumstance will be equal to the lesser of (A) the minimum number of Outstanding shares of preferred stock of the Fund, including Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Outstanding preferred stock of the Fund, including the Preferred Shares, then Outstanding will be redeemed), and (B) the maximum number of shares of preferred stock of the Fund, including the Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.


    Preferred Shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

    The Fund will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of the Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.


    The redemption price per Preferred Share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the 'Mandatory Redemption Price').



    Redemption Procedure. Pursuant to the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by the 1940 Act (notice currently must be filed with the Commission generally at least 30 days prior to the Redemption Date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the Redemption Date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ('Notice of Redemption'). Notice of Redemption will be addressed to the registered owners of Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the Redemption Date, (ii) the number and identity of the Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the Preferred Shares to be redeemed will cease to accumulate on such Redemption Date, and (v) the provision under which redemption shall be made.



    If fewer than all of the shares of a series of preferred stock, including the Preferred Shares, are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of the Preferred Shares and shares of any other series, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed will be selected by the Fund by lot, on a pro rata basis between each Series or by such other method as the Fund deems fair and equitable, as contemplated above.


    If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the Date, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such Redemption Date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon, the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

    So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the Redemption Date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

    Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of the Preferred Shares and all shares ranking on a parity with the Preferred Shares must receive proportionate amounts.


    Except for the provisions described above, nothing contained in the Charter limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund will have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.


ASSET MAINTENANCE

    The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of all Outstanding preferred stock of the Fund, including the Preferred Shares, plus specified liabilities, payment obligations and other amounts; and (2) the Fund must maintain asset coverage with respect to all Outstanding preferred stock of the Fund, including the Preferred Shares, of at least 200%.

    Preferred Shares Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, calculated separately for S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares). For this purpose, the Market Value of the Fund's portfolio securities is (i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be requred under certain circumstances to redeem certain Preferred Shares.


    The 'Preferred Shares Basic Maintenance Amount' as of any Valuation Date is defined as the dollar amount equal to the sum of:


        (i)(A) the sum of the products resulting from multiplying the number of Outstanding shares of preferred stock of the Fund, including the Preferred Shares, on such date by the Liquidation Preference per share for each series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding share of preferred stock, including each Outstanding Preferred Share, that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accululate at the then current Maximum Rate for the Exposure Period multiplied by the Volatility Factor on any Outstanding preferred stock of the Fund, including the Preferred Shares from the first day following the Dividend Payment Date referred to in (B) above through the 30th day after such Valuation Date, but only if such 30th day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of the current outstanding balances of any indebtedness which is senior to the preferred stock of the Fund, including the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (E) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; and (F) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Outstanding shares of preferred stock of the Fund, including the Preferred Shares, for which a Notice of Redemption has been given, as of such Valuation Date, to the extent reflected in any of (i)(A) through (i)(E): less


        (ii) the sum of any cash plus the value of any Fund assets irrevocably deposited by the Fund for payment of any of (i)(B) through (i)(D) ('value,' for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated A1 by S&P and P-1 by Moody's, it will be valued at its face value).


    Solely for purposes of calculating the Preferred Shares Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares) or are applicable (as described in (i)(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 30-day period.



    The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.


    The Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the 'AAA' credit rating from S&P or the 'Aaa' credit rating from Moody's.

    A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to S&P and Moody's for rating the Preferred Shares. The ratings assigned to the Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Preferred Shares should be evaluated independently of any other rating.

    Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

    1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund is also required to maintain, as of the last Business Day on any month in which any shares of preferred stock of the Fund, including the Preferred Shares, are Outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain preferred stock of the Fund, including the Preferred Shares.


    NOTICES. The Fund must deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Fund on that date,
(ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that shares of Common or of any series of preferred stock, including the Preferred Shares, are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.


    The Fund is required to deliver to the Auction Agent, and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Fund, less all liabilities and
(ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a '1940 Act Preferred Shares Asset Coverage Certificate') as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and
(C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses

(B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

    Within ten Business Days of the Date of Original Issue, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to a date randomly selected by the Fund's independent auditors during each fiscal quarter of the Fund, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such Certificates. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Fund, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and the 1940 Act Preferred Shares Asset Coverage Certificates, and (ii) that, based upon such calculations, the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Articles Supplementary.

VOTING RIGHTS

    None of the voting rights (as described in the Prospectus under 'Description of Preferred Shares -- Voting Rights') will apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

LIQUIDATION

    In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of Preferred Shares and any other shares ranking in parity with the Preferred Shares, in preference to the holders of Common Shares, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Preference per share of the Outstanding shares of preferred stock of the Fund, including the Preferred Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of Preferred Shares will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such Preferred Shares. After payment of the full amount of such liquidation distribution, the owners of Preferred Shares will not be entitled to any further participation in any distribution of asset of the Fund.

    If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of any Preferred Shares are entitled, such assets or the proceeds thereof will be distributed among the owners of the Preferred Shares and any other shares ranking on a parity therewith, ratably.


    In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the Preferred Shares and any shares of any other series of preferred stock of the Fund of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Shares and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Shares.


    A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, will not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the Preferred Shares or any shares issuable in exchange for Preferred Shares in any consolidation or merger.


    Series M preferred shares, Series W preferred shares and shares of any other series of preferred stock are issued by the Fund, will share equally and on a pro rata basis with the Preferred Shares then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.


DEPOSIT SECURITIES REQUIREMENTS

    The Fund is obligated to deposit in a segregated custodial account a specified amount of cash, United States Government obligations or short-term money market instruments (collectively, 'Deposit Securities') not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Preferred Shares. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable dividend payment or Redemption Date, and will mature prior to such date.

RESTRICTIONS ON TRANSFER

    Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

                           S&P AND MOODY'S GUIDELINES

    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.

    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Outstanding preferred stock of the Fund, including the Preferred Shares, plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Outstanding preferred stock of the Fund, including the Preferred Shares, on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. See 'Description of Preferred Shares -- Asset Maintenance.' The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein), and to limit or delay the Fund's ability to reinvest cash in a rising 'high-yield' market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

    'High-yield' bonds, the generic name for corporate bonds rated between BB/Ba and C/C by S&P and Moody's, respectively, are frequently issued by corporations in the growth stage of their development. Bonds rated BB/Ba, B/B, CCC/Caa, CC/Ca and C/C are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. 'High-yield' securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'), the determination of which is as set forth under 'Description of Preferred Shares -- Asset Maintenance.' S&P and Moody's have each established separate guidelines for determining

Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

    As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.

    Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P GUIDELINES

    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

    The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of shares of preferred stock of the Fund, including the Preferred Shares, then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See 'Description of Preferred Shares -- Asset Maintenance.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

    Under S&P guidelines, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Minimum Number Of:
    Issuers(1)......................................     44        40        44        30
    Real Estate Industry/Property Sectors(2)........     10         8         7         7

Percent of Assets in:
    Largest Real Estate Industry/Property Sector....     17%       25%       30%       30%
    2nd Largest Real Estate Industry/Property
      Sector........................................     15%       20%       25%       25%
    3rd Largest Real Estate Industry/Property
      Sector........................................     12%       15%       15%       15%
    4th Largest Real Estate Industry/Property
      Sector........................................     12%       12%       12%       12%

S&P Discount Factor:
    common stock....................................    190%      208%      223%      231%
    preferred stock(3)..............................    157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by the National Association of Real Estate Investment Trusts ('NAREIT').

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Bond Rating(1):
    A...............................................    116%      117%      119%      118%
    A-..............................................    117%      119%      120%      120%
    BBB+............................................    119%      121%      122%      122%
    BBB.............................................    121%      122%      124%      124%
    BBB-............................................    122%      124%      126%      126%
    BB+.............................................    127%      130%      133%      132%
    BB..............................................    133%      137%      141%      139%
    BB-.............................................    139%      144%      149%      147%
    B+..............................................    152%      159%      166%      164%
    B...............................................    163%      172%      182%      179%
    B-..............................................    176%      188%      202%      197%
    CCC+............................................    198%      212%      230%      224%
    CCC.............................................    236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating chart will apply.

S&P's Diversification Standard Levels 1 through 4 correspond to the portfolio's diversification and impact the level of asset coverage needed to qualify for a particular rating from S&P. The diversification of the Fund is measured by the number of issuers and REIT sub-sectors within the Fund's portfolio. A high number of issuers and sub-sectors corresponds to a more diversified Fund. The more diversified the Fund is, the lower the asset coverage needed to qualify for a particular S&P rating. The Fund must fall within Level 4, at a minimum, to qualify for the AAA rating and, accordingly, must have a minimum number of issuers and property sub-sectors in its portfolio.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*.....................................  102%
Two-Year Treasury Notes.....................................  104%
Three-Year Treasury Notes...................................  108%
Five-Year Treasury Notes....................................  109%
10-Year Treasury Notes......................................  115%
30-Year Treasury Bonds......................................  126%

---------

* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

    Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents.

    The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100%, and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

    (e) Money Market Funds.

    The S&P Discount Factor for shares of unrated Rule 2a-7 eligible money market funds affiliated with the Corporations used as 'sweep' vehicles will be 111%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to cash or Rule 2a-7 eligible money market funds rated AAAm by S&P with effective next day maturities.

    Under current S&P guidelines, the following are considered to be S&P Eligible Assets:

        (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

        (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA - or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

        (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

        (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated
    A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

        (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or Securities: (i) U.S. Government Securities; (ii) certificates of deposit of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment; (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance; (iii) if either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, any IOs or any POs (other than commercial paper with a maturity within 183 days of issuance).

MOODY'S GUIDELINES

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                              DISCOUNT FACTOR(1)(2)(3)
                                                              ------------------------
common stock of REITs.......................................            154%
preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:............            154%
    without Senior Implied Moody's (or S&P) rating:.........            208%
preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:............            208%
    without Senior Implied Moody's (or S&P) rating:.........            250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies(1):

       MATURITY IN YEARS          Aaa     Aa     A     Baa     Ba     B     NR(2)
       -----------------          ---     --     -     ---     --     -     -----
1...............................  109%   112%   115%   118%   119%   125%   250%
2...............................  115%   118%   122%   125%   127%   133%   250%
3...............................  120%   123%   127%   131%   133%   140%   250%
4...............................  126%   129%   133%   138%   140%   147%   250%
5...............................  132%   135%   139%   144%   146%   154%   250%
7...............................  139%   143%   147%   152%   156%   164%   250%
10..............................  145%   150%   155%   160%   164%   173%   250%
15..............................  150%   155%   160%   165%   170%   180%   250%
20..............................  150%   155%   160%   165%   170%   190%   250%
30..............................  150%   155%   160%   165%   170%   191%   250%

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unrated corporate debt securities, which are corporate debt securities rated below B by Moody's or rated by neither Moody's nor S&P, taken together with debt securities rated Ba1 and below by Moody's are limited to 10% of discounted Moody's Eligible Assets.

(3) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for debt securities rated Ba1 and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
    (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
          REMAINING TERM TO MATURITY                 DISCOUNT FACTOR          DISCOUNT FACTOR
          --------------------------                 ---------------          ---------------
1 year or less.................................            107%                     107%
2 years or less (but longer than 1 year).......            113%                     114%
3 years or less (but longer than 2 years)......            118%                     120%
4 years or less (but longer than 3 years)......            123%                     127%
5 years or less (but longer than 4 years)......            128%                     133%
7 years or less (but longer than 5 years)......            135%                     145%
10 years or less (but longer than 7 years).....            141%                     159%
15 years or less (but longer than 10 years)....            146%                     184%
20 years or less (but longer than 15 years)....            154%                     211%
30 years or less (but longer than 20 years)....            154%                     236%

    (d) Short-Term Instruments and Cash.

    The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

    Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

        (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and (ii) Unrated debt securities issued by an issuer which:
    (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and
    (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

        (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

        (c) U.S. Treasury Securities and Treasury Strips (as defined by
    Moody's);

        (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months;

    provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 money market funds are also eligible investments; and

        (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

    See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

    The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

                             U.S. FEDERAL TAXATION

    The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND

    The Fund intends to elect to be taxed as, and to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

    In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.


    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to shareholders, and
(ii) under certain circumstances to partially redeem the preferred stock of the Fund, including the Preferred Shares, in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the Preferred Shares might, under certain circumstances, restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.



    If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to shareholders as ordinary income. Although such dividends generally will not qualify for the dividends received deduction available to corporations under
Section 243 of the Code, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual shareholders at long-term capital gains rates regardless of the length of time the shareholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

    Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.


    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares and its Preferred Shares (including shares of any other series of preferred stock of the Fund) in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and the Preferred Shares (including shares of any other series of preferred stock of the Fund). Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the shares of preferred stock of the Fund, including the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.


SALE OF SHARES

    A shareholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BACKUP WITHHOLDING

    If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' the shareholder may be subject to a 'backup withholding' tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of Preferred Shares. An individual's taxpayer identification number is generally his or her social security number. Corporate shareholders and other shareholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. federal income tax liability if the appropriate information is provided to the IRS.

FOREIGN SHAREHOLDER


    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a 'foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.


    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'U.S. Federal Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'U.S. Federal Taxation -- Backup Withholding' above. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. federal withholding tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. federal income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.


    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate shareholders that are foreign corporations may also be subject to the branch profits tax imposed by the Code.


    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

    Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                       PERFORMANCE DATA AND INDEX RETURNS

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                             P(1 + T)'pp'n = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
      'pp'n = number of years
        ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a-b
                                     ---
                             2[(cd + 1)'pp'6 - 1]

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual

Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

                                    EXPERTS


    Simpson Thacher & Bartlett serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. PricewaterhouseCoopers LLP have been appointed as independent accountants for the Fund. The audited financial statements for the period ended December 31, 2001 included in this statement of additional information have been so included in reliance on the report of PricewaterhouseCoopers LLP, New York, New York, independent accountants, given the authority of the firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of Cohen & Steers Advantage Income Realty Fund, Inc.:



    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


                                                    PricewaterhouseCoopers LLP

New York, New York
February 4, 2002

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                       SCHEDULE OF INVESTMENTS (AUDITED)
                               DECEMBER 31, 2001



                                                                NUMBER        VALUE      DIVIDEND
                                                              OF SHARES     (NOTE 1)      YIELD*
                                                              ---------     --------      ------
Equities                                             98.82%
  Common Stock                                       73.96%
    Apartment/Residential                             6.44%
        Gables Residential Trust...........................      326,400   $ 9,661,440     8.14%
        Home Properties of New York........................      157,800     4,986,480     7.59
        Post Properties....................................      133,400     4,737,034     8.79
        Summit Properties..................................      194,700     4,871,394     7.39
        United Dominion Realty Trust.......................      447,600     6,445,440     7.50
                                                                           -----------
                                                                            30,701,788
                                                                           -----------
    Diversified                                       2.94%
        Colonial Properties Trust..........................      450,200    14,023,730     8.09
                                                                           -----------
    Health Care                                      12.27%
        Health Care Property Investors.....................      243,400     8,813,514     8.73
        Healthcare Realty Trust............................      423,700    11,863,600     8.36
        Health Care REIT...................................      445,000    10,835,750     9.61
        Nationwide Health Properties.......................      860,500    16,082,745     9.84
        Ventas.............................................      945,600    10,874,400     8.26
                                                                           -----------
                                                                            58,470,009
                                                                           -----------
    Industrial                                        3.47%
        First Industrial Realty Trust......................      531,900    16,542,090     8.75
                                                                           -----------
    Office                                           18.36%
        Arden Realty.......................................      374,300     9,918,950     7.40
        Brandywine Realty Trust............................      464,600     9,789,122     8.35
        Crescent Real Estate Equities Co...................      575,100    10,415,061     8.28
        Highwoods Properties...............................      750,500    19,475,475     9.02
        Mack-Cali Realty Corp..............................      606,100    18,801,222     7.99
        Prentiss Properties Trust..........................      550,300    15,105,735     7.80
        Vornado Realty Trust...............................       95,500     3,972,800     6.35
                                                                           -----------
                                                                            87,478,365
                                                                           -----------
    Office/Industrial                                 8.34%
        Kilroy Realty Corp.................................       90,100     2,366,927     7.31
        Liberty Property Trust.............................      643,200    19,199,520     7.91
        Reckson Associates Realty Corp. -- Class B.........      712,500    18,175,875    10.19
                                                                           -----------
                                                                            39,742,322
                                                                           -----------
    Self Storage                                      4.77%
        Public Storage -- Series A.........................      835,500    22,717,245     9.01
                                                                           -----------
    Shopping Center                                  17.37%
      Community Center                                5.07%
        Developers Diversified Realty Corp.................      940,000    17,954,000     7.75
        Regency Centers Corp...............................      224,000     6,216,000     7.21
                                                                           -----------
                                                                            24,170,000
                                                                           -----------


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                SCHEDULE OF INVESTMENTS (AUDITED) -- (CONTINUED)
                               DECEMBER 31, 2001



                                                                NUMBER        VALUE      DIVIDEND
                                                              OF SHARES     (NOTE 1)      YIELD*
                                                              ---------     --------      ------
      Regional Mall                                  12.30%
        General Growth Properties..........................      225,000   $ 8,730,000     6.70%
        JP Realty..........................................      621,800    14,792,622     8.58
        Macerich Co........................................      697,700    18,558,820     8.27
        Simon Property Group...............................      378,700    11,107,271     7.16
        Taubman Centers....................................      367,100     5,451,435     6.87
                                                                           -----------
                                                                            58,640,148
                                                                           -----------
        Total Shopping Center..............................                 82,810,148
                                                                           -----------
            Total Common Stock (Identified cost --
              $336,566,063)................................                352,485,697
                                                                           -----------
  Preferred Stock                                    24.86%
    Apartment/Residential                             6.67%
        Apartment Investment & Management Co., 9.00%,
          Series C.........................................       14,600       352,590     9.32
        Apartment Investment & Management Co., 8.75%,
          Series D.........................................       58,100     1,356,635     9.34
        Apartment Investment & Management Co., 9.375%,
          Series G.........................................       52,800     1,333,200     9.27
        Apartment Investment & Management Co., 9.50%,
          Series H.........................................       10,500       264,075     9.46
        Apartment Investment & Management Co., 10.10%,
          Series Q.........................................       17,600       454,960     9.79
        Apartment Investment & Management Co., 10.10%,
          Series R.........................................      917,500    23,763,250     9.65
        Mid-America Apartment Communities, 9.50%,
          Series A.........................................       51,200     1,278,976     9.53
        Mid-America Apartment Communities, 8.875%,
          Series B.........................................       58,300     1,466,245     8.83
        Mid-America Apartment Communities, 9.375%,
          Series C.........................................       61,100     1,531,777     9.33
                                                                           -----------
                                                                            31,801,708
                                                                           -----------
    Diversified                                       0.11%
        Colonial Properties Trust, 8.75%, Series A.........       12,600       316,260     8.73
        Colonial Properties Trust, 9.25%, Series C.........        8,200       210,330     9.01
                                                                           -----------
                                                                               526,590
                                                                           -----------
    Finance                                           1.31%
        iStar Financial, 9.375%, Series B..................       91,200     2,265,408     9.42
        iStar Financial, 9.20%, Series C...................       55,700     1,382,752     9.26
        iStar Financial, 8.00%, Series D...................      121,500     2,594,025     9.37
                                                                           -----------
                                                                             6,242,185
                                                                           -----------
    Health Care                                       3.85%
        Healthcare Realty Trust, 8.875%, Series A..........       33,600       840,000     8.88
        Health Care REIT, 8.875%, Series B.................       17,600       443,520     8.81
       #Nationwide Health Properties, 7.677%, Series P.....      221,000    17,072,250     9.94
                                                                           -----------
                                                                            18,355,770
                                                                           -----------
    Hotel                                             1.92%
        FelCor Lodging Trust, $1.95, Series A
          (Convertible)....................................      114,500     2,335,800     9.56
        FelCor Lodging Trust, 9.00%, Series B..............       55,400     1,288,050     9.68
        Host Marriott Corp., 10.00%, Series B..............        8,700       216,717    10.04
        Host Marriott Corp.,10.00%, Series C...............       25,300       632,500    10.00
        Innkeepers USA, 8.625%, Series A...................      200,500     4,661,625     9.29
                                                                           -----------
                                                                             9,134,692
                                                                           -----------
    Industrial                                        0.02%
        EastGroup Properties, 9.00%, Series A..............        3,000        76,200     8.86
                                                                           -----------


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                SCHEDULE OF INVESTMENTS (AUDITED) -- (CONTINUED)
                               DECEMBER 31, 2001



                                                                NUMBER        VALUE      DIVIDEND
                                                              OF SHARES     (NOTE 1)      YIELD*
                                                              ---------     --------      ------
    Office                                            3.78%
        CarrAmerica Realty Corp., 8.55%, Series C..........       30,000   $   733,500     8.75%
        Crescent Real Estate Equities Co., 6.75%, Series A
          (Convertible)....................................        7,000       135,450     8.73
       #Highwoods Properties, 8.625%, Series A.............       18,550    17,158,750     9.32
                                                                           -----------
                                                                            18,027,700
                                                                           -----------
    Office/Industrial                                 4.31%
        PS Business Parks, 9.25%, Series A.................        6,400       161,920     9.13
      ##PS Business Parks, 9.50%, Series D.................      800,000    20,400,000     9.33
                                                                           -----------
                                                                            20,561,920
                                                                           -----------
  Shopping Center                                     2.89%
    Community Center                                  0.87%
        Developers Diversified Realty Corp., 9.50%,
          Series A.........................................       22,100       554,710     9.48
        Developers Diversified Realty Corp., 9.44%,
          Series B.........................................       47,700     1,196,078     9.41
        Developers Diversified Realty Corp., 8.68%,
          Series D.........................................        1,000        25,000     8.68
        Federal Realty Investment Trust, 8.50%,
          Series B.........................................       20,100       490,440     8.73
       #New Plan Excel Realty Trust, 7.80%, Series D.......       20,000       917,500     8.50
        Realty Income Corp., 9.375%, Series B..............       28,000       721,000     9.09
        Realty Income Corp., 9.50%, Series C...............        8,000       210,800     9.03
                                                                           -----------
                                                                             4,115,528
                                                                           -----------
    Outlet Center                                     0.30%
       #Chelsea Property Group, 8.375%, Series A...........       33,800     1,444,950     9.80
                                                                           -----------
    Regional Mall                                     1.72%
        CBL & Associates Properties, 9.00% , Series A......        3,000        75,600     8.93
        Crown American Realty Trust, 11.00%, Series A......      125,600     6,493,520    10.64
        Rouse Co., 9.25%, Series Z.........................       17,700       443,031     9.23
        Taubman Centers, 8.30%, Series A...................       51,100     1,190,630     8.93
                                                                           -----------
                                                                             8,202,781
                                                                           -----------
        Total Shopping Center..............................                 13,763,259
                                                                           -----------
            Total Preferred Stock (Identified cost --
              $114,244,141)................................                118,490,024
                                                                           -----------
            Total Equities (Identified
              cost -- $450,810,204)........................                470,975,721
                                                                           -----------


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                SCHEDULE OF INVESTMENTS (AUDITED) -- (CONTINUED)
                               DECEMBER 31, 2001



                                                                       PRINCIPAL       VALUE
                                                                        AMOUNT       (NOTE 1)
                                                                      ----------   ------------
  Corporate Bond                                              1.03%
       #Host Marriott LP, 9.50%, due 1/15/07.......................   $3,700,000   $  3,591,243
        LNR Property Corp., 10.50%, due 1/15/09....................      500,000        508,750
        New Plan Realty Trust, 6.90%, due 2/15/28..................    1,000,000        834,401
                                                                                   ------------
            Total Corporate Bond (Identified cost -- $4,968,332)...                   4,934,394
                                                                                   ------------
  Commercial Paper                                            0.50%
        Tyco Capital Corp., 1.62%, due 01/02/02 (Identified cost --
          $2,364,894)..............................................    2,365,000      2,364,894
                                                                                   ------------
Total Investments (Identified cost -- $458,143,430)  ...... 100.35%                 478,275,009
Liabilities in Excess of Other Assets and Liquidation Value of
  Auction Rate Cumulative Preferred Shares ............... (26.58)%                (126,664,221)
                                                           -------                 ------------
Net Assets -- Common Stock (Equivalent to $14.03 per share
  based on 25,059,466 shares of capital stock
  outstanding) ...........................................   73.77%                 351,610,788
                                                           -------                 ------------
Net Assets -- Auction Rate Cumulative Preferred Shares Series M
  and Series W (Equivalent to $25,000 per share based on 2,500
  shares outstanding for each class) ......................  26.23%                 125,000,000
                                                           -------                 ------------
Total Net Assets .......................................... 100.00%                $476,610,788
                                                           -------                 ------------
                                                           -------                 ------------



-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.



 # Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.



## 238,000 shares segregated as collateral for interest rate swap transactions.


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                 STATEMENT OF ASSETS AND LIABILITIES (AUDITED)
                               DECEMBER 31, 2001



Assets:
    Investments in securities, at value (Identified
      cost -- $458,143,430) (Note 1)........................  $478,275,009
    Cash....................................................        21,851
    Dividends and interest receivable.......................     2,776,010
    Other assets............................................        17,743
                                                              ------------
        Total Assets........................................   481,090,613
                                                              ------------
Liabilities:
    Payable for investment securities purchased.............        21,575
    Unrealized depreciation on interest rate swap
      transactions (Note 6).................................     1,805,637
    Payable for dividends declared on common shares.........     2,251,434
    Payable for dividends declared on preferred shares......        74,125
    Payable to investment manager...........................       172,673
    Interest payable on interest rate swap transactions.....        14,513
    Other liabilities.......................................       139,868
                                                              ------------
        Total Liabilities...................................     4,479,825
                                                              ------------
Total Net Assets............................................  $476,610,788
                                                              ------------
                                                              ------------
Total Net Assets consist of:
    Auction rate cumulative preferred shares, Series M
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........  $ 62,500,000
    Auction rate cumulative preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........    62,500,000
    Common stock ($0.001 par value, 25,059,466 shares issued
      and outstanding)
      (Notes 1 and 5).......................................   352,806,227
    Accumulated net realized loss on investments............   (19,521,381)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................    18,325,942
                                                              ------------
                                                              $476,610,788
                                                              ------------
                                                              ------------
Net Asset Value Per Common Share:
    ($351,610,788[div]25,059,466 shares outstanding)........  $      14.03
                                                              ------------
                                                              ------------
Market Price per Common Share...............................  $      14.70
                                                              ------------
                                                              ------------
Market Price Premium to Net Asset Value per Share...........          4.78%
                                                              ------------
                                                              ------------


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                       STATEMENT OF OPERATIONS (AUDITED)
                    FOR THE PERIOD ENDED DECEMBER 31, 2001*


Investment Income (Note 1):
    Dividend income.........................................  $22,432,562
    Interest income.........................................      876,167
                                                              -----------
        Total Income........................................   23,308,729
                                                              -----------
Expenses:
    Interest expense on interest rate swap transactions
      (Note 6)..............................................    1,088,685
    Investment Management Fees (Note 2).....................    2,185,622
    Professional fees.......................................      144,749
    Administration fees (Note 2)............................      134,539
    Reports to shareholders.................................       61,947
    Custodian fees and expenses.............................       54,882
    Registration and filing fees............................       21,493
    Directors' fees and expenses (Note 2)...................       16,600
    Transfer agent fees.....................................       12,656
    Miscellaneous...........................................      188,718
                                                              -----------
        Total Expenses......................................    3,909,891
    Reduction of Expenses (Note 2)..........................   (1,078,115)
                                                              -----------
        Net Expenses........................................    2,831,776
                                                              -----------
Net Investment Income.......................................   20,476,953
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................  (23,889,564)
    Net unrealized appreciation on investments..............   20,131,579
    Net unrealized depreciation on interest rate swap
      transactions..........................................   (1,805,637)
                                                              -----------
        Net realized and unrealized gain/(loss) on
          investments.......................................   (5,563,622)
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $14,913,331
                                                              -----------
                                                              -----------



-------------------
* The Fund commenced operations on May 31, 2001.


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  STATEMENT OF CHANGES IN NET ASSETS (AUDITED)



                                                               FOR THE PERIOD
                                                                MAY 31, 2001*
                                                                   THROUGH
                                                              DECEMBER 31, 2001
                                                              -----------------
Change in Net Assets:
    From Operations:
        Net investment income...............................    $ 20,476,953
        Net realized loss on investments....................     (23,889,564)
        Net unrealized appreciation on investments and swap
          transactions......................................      18,325,942
                                                                ------------
            Net increase in net assets resulting from
              operations....................................      14,913,331
                                                                ------------
    Dividends and Distributions to Common Stock Shareholders
      from:
        Net investment income...............................     (14,417,520)
        Tax return of capital...............................      (3,540,737)
                                                                ------------
            Total dividends and distributions to
              shareholders..................................     (17,958,257)
                                                                ------------
    Dividends and Distributions to Preferred Stock
      Shareholders from:
        Net investment income...............................      (1,691,250)
                                                                ------------
            Total dividends and distributions from
              shareholders..................................     (19,649,507)
                                                                ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from Fund share
          transactions......................................     478,498,249
        Increase in net assets from shares issued to
          shareholders for
          reinvestment of dividends.........................       2,748,440
                                                                ------------
            Net increase in net assets from capital stock
              transactions..................................     481,246,689
                                                                ------------
            Total increase in net assets....................     476,510,513
    Net Assets:
        Beginning of period.................................         100,275
                                                                ------------
        End of period.......................................    $476,610,788
                                                                ------------
                                                                ------------



-------------------
* Commencement of Operations.


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                         FINANCIAL HIGHLIGHTS (AUDITED)



    Reference is made to the Financial Highlights included on pages 15 and 16 of the Prospectus for selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until May 15, 2001 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). Investment operations commenced on May 31, 2001.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of Auction Rate Cumulative Preferred Shares. In an interest rate swap, the Fund agrees to pay the other party to the interest rate swap (which is known as the 'Counterparty') a fixed rate payment in exchange for the Counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Auction Rate Cumulative Preferred Shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Common Shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

    Preferred shares will pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the Fund, pursuant to an Investment Management Agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund's investments in accordance with the stated polices of the Fund, subject to the general supervision of the Board of Directors of the Fund. For the services under the Management Agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period May 31, 2001 (commencement of operations) through December 31, 2001, the Fund incurred investment management fees of $2,185,622.

    The Investment Manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed asset value in year 6, 0.28% of average daily managed asset value in year 7, 0.21% of average daily managed asset value in year 8, 0.14% of average daily managed asset value in year 9 and 0.07% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. For the period May 31, 2001 (commencement of operations) through December 31, 2001, the Investment Manager waived management fees of $1,078,115.

    Administration Fees: Pursuant to an administration agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund and receives a fee of 0.02% of the Fund's average daily managed asset value. For the period May 31, 2001 (commencement of operations) through December 31, 2001, the Fund incurred $51,340 in administration fees.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation from the Fund for their services. Fees and related expenses accrued for non-affiliated directors totaled $16,600 for the period May 31, 2001 (commencement of operations) through December 31, 2001.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period May 31, 2001 (commencement of operations) through December 31, 2001, totaled $572,671,550 and $93,004,257, respectively.

NOTE 4. INCOME TAXES

    The Fund had a return of capital of $3,540,737 ($0.14 per share) for the year ended December 31, 2001, which has been deducted from paid-in capital. The remaining distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost..............................................  $455,769,356
                                                              ------------
                                                              ------------
Gross unrealized appreciation...............................  $ 26,072,900
Gross unrealized depreciation...............................    (3,567,247)
                                                              ------------
Net unrealized appreciation on investments..................    22,505,653
Net unrealized depreciation on interest rate swap
  transactions..............................................    (1,805,637)
                                                              ------------
Net unrealized appreciation.................................  $ 20,700,016
                                                              ------------
                                                              ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2001, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $4,368,183.

    At December 31, 2001, the Fund had tax basis capital losses of $21,895,454 which may be carried over to offset future capital gains and which expire in 2009.

NOTE 5. CAPITAL STOCK

    On May 31, 2001 the Fund completed the initial public offering of 22,000,000 shares of common stock. Proceeds paid to the Fund amounted to $314,490,000 after deduction of underwriting commissions and offering expenses of $15,510,000.

    On June 19, 2001, the Fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the Fund amounted to $28,590,000 after deduction of underwriting commissions and offering expenses of $1,410,000.

    On July 9, 2001, the Fund's underwriters excercised an option to purchase an additional 855,900 shares. Proceeds paid to the Fund amounted to $12,235,090 after deduction of underwriting commissions and offering expenses of $603,410.

    During the period May 31, 2001(commencement of operations) through December 31, 2001, the Fund issued 196,566 shares of common stock for the reinvestment of dividends.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    On July 25, 2001, the Fund issued 2,500 Auction Rate Cumulative Preferred Shares, Series M (par value $0.001) and 2,500 Auction Rate Cumulative Preferred Shares, Series W (par value $0.001)(together referred to as 'Preferred Shares'). Proceeds paid to the Fund amounted to $123,183,159 after deduction of underwriting commissions and offering expenses of $1,816,841. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred Shares are senior to the Fund's Common Shares and will rank on a parity with shares of any other series of Preferred Shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, as required by the Fund's Articles Supplementary for Preferred Shares (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The Fund's Common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares shall be required to (1) approve any plan of reorganization that would adversely affect the Auction Rate Cumulative Preferred Shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The Fund has entered into 3 interest rate swap agreements with Salomon Swapco Inc. Under the agreements the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the swaps at December 31, 2001 are as follows:

 NOTIONAL                    FLOATING RATE*       TERMINATION     UNREALIZED
  AMOUNT     FIXED RATE   (RATE RESET MONTHLY)       DATE        DEPRECIATION
  ------     ----------   --------------------   -------------   ------------
$31,250,000   5.3025%            1.93%           July 30, 2006   $  (627,728)
$31,250,000   5.5920%            1.93%           July 30, 2008      (623,925)
$31,250,000   5.8240%            1.93%           July 30, 2011      (553,984)
                                                                 -----------
                                                                 $(1,805,637)
                                                                 -----------
                                                                 -----------

---------
* Based on LIBOR (London Interbank Offered Rate).

NOTE 7. SUBSEQUENT EVENTS

    On January 2, 2002, the Board of Directors of the Fund declared a dividend of $0.105 per share distribution payable on January 31, 2002 to shareholders of record on January 15, 2002.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)



                                                               NUMBER       VALUE       DIVIDEND
                                                             OF SHARES     (NOTE 1)      YIELD*
                                                             ---------   ------------   --------
Equities                                            99.69%
  Common Stock                                      73.36%
    Apartment/Residential                            6.30%
        Gables Residential Trust..........................     326,400   $ 10,421,952     7.55%
        Home Properties of New York.......................     106,500      4,040,610     6.33
        Post Properties...................................     299,400      9,029,904    10.34
        Summit Properties.................................     194,700      4,546,245     8.14
        United Dominion Realty Trust......................     308,500      4,858,875     7.05
                                                                         ------------
                                                                           32,897,586
                                                                         ------------
    Diversified                                      3.36%
        Colonial Properties Trust.........................     450,200     17,535,290     6.78
                                                                         ------------
    Health Care                                     12.66%
        Health Care Property Investors....................     243,400     10,441,860     7.55
        Healthcare Realty Trust...........................     339,000     10,848,000     7.44
        Health Care REIT..................................     445,000     13,327,750     7.81
        Nationwide Health Properties......................     985,500     18,478,125     9.81
        Ventas............................................   1,025,100     13,070,025     7.45
                                                                         ------------
                                                                           66,165,760
                                                                         ------------
    Industrial                                       3.34%
        First Industrial Realty Trust.....................     531,900     17,472,915     8.28
                                                                         ------------
    Office                                          19.82%
        Arden Realty......................................     472,500     13,442,625     7.10
        Brandywine Realty Trust...........................     471,100     12,201,490     6.80
        Crescent Real Estate Equities Co..................     703,100     13,147,970     8.02
        Equity Office Properties Trust....................      39,400      1,185,940     6.64
        Highwoods Properties..............................     750,500     19,513,000     9.00
        Mack-Cali Realty Corp.............................     606,100     21,304,415     7.06
        Prentiss Properties Trust.........................     550,300     17,472,025     7.06
        Vornado Realty Trust..............................     115,000      5,313,000     5.71
                                                                         ------------
                                                                          103,580,465
                                                                         ------------
    Office/Industrial                                8.12%
        Kilroy Realty Corp................................      65,200      1,744,100     7.40
        Liberty Property Trust............................     643,200     22,512,000     6.74
        Reckson Associates Realty Corp. -- Class B........     712,500     18,168,750    10.18
                                                                         ------------
                                                                           42,424,850
                                                                         ------------
    Self Storage                                     4.29%
        Public Storage -- Series A........................     803,500     22,417,650     8.78
                                                                         ------------
    Shopping Center                                 15.47%
      Community Center                               5.67%
        Developers Diversified Realty Corp................     164,000      3,690,000     6.76
        Federal Realty Investment Trust...................     165,900      4,597,089     6.93
        Kramont Realty Trust..............................     800,000     12,792,000     8.13
        Regency Centers Corp..............................     173,600      5,147,240     6.88
        Urstadt Biddle Properties -- Class A..............     300,000      3,420,000     7.19
                                                                         ------------
                                                                           29,646,329
                                                                         ------------


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)



                                                               NUMBER       VALUE       DIVIDEND
                                                             OF SHARES     (NOTE 1)      YIELD*
                                                             ---------   ------------   --------
      Regional Mall                                  9.80%
        General Growth Properties.........................      54,800   $  2,794,800     5.10%
        Glimcher Realty Trust.............................     118,500      2,192,250    10.40
        Macerich Co.......................................     697,700     21,628,700     7.10
        Mills Corp........................................     455,700     14,126,700     7.06
        Simon Property Group..............................     145,800      5,371,272     5.97
        Taubman Centers...................................     332,800      5,075,200     6.69
                                                                         ------------
                                                                           51,188,922
                                                                         ------------
        Total Shopping Center.............................                 80,835,251
                                                                         ------------
            Total Common Stock (Identified
              cost -- $337,247,747).......................                383,329,767
                                                                         ------------
  Preferred Stock                                   26.33%
    Apartment/Residential                            6.37%
        Apartment Investment & Management Co., 9.00%,
          Series C........................................      14,600        366,752     8.96
        Apartment Investment & Management Co., 8.75%,
          Series D........................................      58,100      1,440,880     8.79
        Apartment Investment & Management Co., 9.375%,
          Series G........................................      52,800      1,357,488     9.10
        Apartment Investment & Management Co., 9.50%,
          Series H........................................      10,500        269,850     9.26
        Apartment Investment & Management Co., 10.10%,
          Series Q........................................      17,600        468,864     9.50
        Apartment Investment & Management Co., 10.10%,
          Series R........................................     917,500     24,222,000     9.47
        BRE Properties, 8.08%, Series B...................      50,000      1,252,500     8.06
        Mid-America Apartment Communities, 9.50%,
          Series A........................................      35,700        908,565     9.35
        Mid-America Apartment Communities, 8.875%,
          Series B........................................      58,300      1,459,249     8.87
        Mid-America Apartment Communities, 9.375%,
          Series C........................................      61,100      1,543,997     9.26
                                                                         ------------
                                                                           33,290,145
                                                                         ------------
    Diversified                                      0.10%
        Colonial Properties Trust, 8.75%, Series A........      12,600        314,496     8.77
        Colonial Properties Trust, 9.25%, Series C........       8,200        214,020     8.85
                                                                         ------------
                                                                              528,516
                                                                         ------------
    Finance                                          1.25%
        iStar Financial, 9.375%, Series B.................      91,200      2,318,760     9.20
        iStar Financial, 9.20%, Series C..................      55,700      1,405,868     9.11
        iStar Financial, 8.00%, Series D..................     121,500      2,804,220     8.67
                                                                         ------------
                                                                            6,528,848
                                                                         ------------
    Health Care                                      3.55%
        Healthcare Realty Trust, 8.875%, Series A.........      33,600        840,336     8.88
        Health Care REIT, 8.875%, Series B................      17,600        447,040     8.74
       #Nationwide Health Properties, 7.677%,
          Series P........................................     221,000     17,238,000     9.85
                                                                         ------------
                                                                           18,525,376
                                                                         ------------


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)



                                                               NUMBER        VALUE      DIVIDEND
                                                             OF SHARES     (NOTE 1)      YIELD*
                                                             ---------   ------------   --------
    Hotel                                            2.88%
        FelCor Lodging Trust, $1.95, Series A
          (Convertible)...................................     114,500   $  2,584,265     8.64%
        FelCor Lodging Trust, 9.00%, Series B.............      55,400      1,378,352     9.04
        Host Marriott Corp., 10.00%, Series B.............       2,500         65,250     9.58
        Host Marriott Corp.,10.00%, Series C..............      25,300        660,330     9.58
        Innkeepers USA, 8.625%, Series A..................     200,500      4,932,300     8.78
        LaSalle Hotel Properties, 10.25%, Series A........     200,000      5,450,000     9.39
                                                                         ------------
                                                                           15,070,497
                                                                         ------------
    Office                                           5.25%
        Alexandria Real Estate Equities, 9.10%,
          Series B........................................      53,900      1,415,414     8.68
        CarrAmerica Realty Corp., 8.55%, Series C.........      30,000        759,300     8.46
        Crescent Real Estate Equities Co., 6.75%,
          Series A (Convertible)..........................     371,300      7,232,924     8.68
       #Highwoods Properties, 8.625%, Series A............      18,550     18,005,094     8.88
                                                                         ------------
                                                                           27,412,732
                                                                         ------------
    Office/Industrial                                4.07%
      ##PS Business Parks, 9.50%, Series D................     800,000     21,272,000     8.95
                                                                         ------------
    Shopping Center                                  2.86%
      Community Center                               0.91%
        Developers Diversified Realty Corp., 8.68%,
          Series D........................................       1,000         25,050     8.66
        Developers Diversified Realty Corp., 8.60%,
          Series F........................................     100,000      2,495,000     8.62
        Federal Realty Investment Trust, 8.50%,
          Series B........................................      20,100        516,570     8.29
       #New Plan Excel Realty Trust, 7.80%, Series D......      20,000        960,000     8.13
        Realty Income Corp., 9.375%, Series B.............      28,000        730,520     8.97
                                                                         ------------
                                                                            4,727,140
                                                                         ------------
      Outlet Center                                  0.30%
       #Chelsea Property Group, 8.375%, Series A..........      33,800      1,582,262     8.95
                                                                         ------------
      Regional Mall                                  1.65%
        Crown American Realty Trust, 11.00%, Series A.....     125,600      6,995,920     9.87
        Rouse Co., 9.25%, Series Z........................      17,700        446,040     9.17
        Taubman Centers, 8.30%, Series A..................      51,100      1,190,630     8.93
                                                                         ------------
                                                                            8,632,590
                                                                         ------------
        Total Shopping Center.............................                 14,941,992
                                                                         ------------
            Total Preferred Stock
              (Identified cost -- $128,068,806)...........                137,570,106
                                                                         ------------
            Total Equities (Identified
              cost -- $465,316,553).......................                520,899,873
                                                                         ------------


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)



                                                             PRINCIPAL
                                                              AMOUNT
                                                            ----------
Corporate Bond                                      0.97%
       #Host Marriott LP, 9.50%, due 1/15/07.............   $3,700,000   $  3,705,643
        LNR Property Corp., 10.50%, due 1/15/09..........      500,000        512,500
        New Plan Realty Trust, 6.90%, due 2/15/28........    1,000,000        878,370
                                                                         ------------
            Total Corporate Bond (Identified cost --
              $4,968,622)................................                   5,096,513
                                                                         ------------
Commercial Paper                                    0.51%
        American Express Credit Corp., 1.89%, due 7/1/02
          (Identified cost -- $2,677,000)................    2,677,000      2,677,000
                                                                         ------------
Total Investments (Identified cost --
  $472,962,175).................................. 101.17%                 528,673,386
Liabilities in Excess of Other Assets and Liquidation
  Value of Auction Rate Cumulative Preferred
  Shares ....................................... (25.09)%                (131,131,645)
                                                 -------                 ------------
Net Assets -- Common Stock (Equivalent to $15.71
  per share based on 25,310,612 shares of capital
  stock outstanding) ............................  76.08%                 397,541,741
                                                 -------                 ------------
Net Assets -- Auction Rate Cumulative Preferred
  Shares Series M and Series W (Equivalent to
  $25,000 per share based on 2,500 shares
  outstanding for each class) ...................  23.92%                 125,000,000
                                                 -------                 ------------
Total Net Assets ................................ 100.00%                $522,541,741
                                                 -------                 ------------
                                                 -------                 ------------



-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, which such security trades.



 # Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.



## 238,000 shares segregated as collateral for the interest rate swap.


                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 2002



Assets:
    Investments in securities, at value (Identified
      cost -- $472,962,175) (Note 1)........................  $528,673,386
    Cash....................................................           738
    Dividends and interest receivable.......................     3,229,352
    Receivable for investment securities sold...............     1,076,370
    Other assets............................................           173
                                                              ------------
        Total Assets........................................   532,980,019
                                                              ------------
Liabilities:
    Payable for investment securities purchased.............     5,397,489
    Unrealized depreciation on interest rate swap
      transactions (Note 6).................................     4,669,815
    Payable to investment manager...........................       182,355
    Payable for dividends declared on preferred shares......        50,875
    Interest payable on interest rate swap transactions.....        29,173
    Other liabilities.......................................       108,571
                                                              ------------
        Total Liabilities...................................    10,438,278
                                                              ------------
Total Net Assets, including liquidation value of Preferred
  Shares....................................................  $522,541,741
                                                              ------------
                                                              ------------
Liquidation Value of Preferred Shares:
    Auction rate cumulative preferred shares, Series M
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........    62,500,000
    Auction rate cumulative preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........    62,500,000
                                                              ------------
                                                              $125,000,000
                                                              ------------
                                                              ------------
Total Net Assets Applicable to Common Shares consist of:
    Common stock ($0.001 par value, 25,310,612 shares issued
      and outstanding)
      (Notes 1 and 5).......................................   356,551,523
    Distributions in excess of net investment income........      (171,483)
    Accumulated net realized loss on investments............    (9,879,695)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................    51,041,396
                                                              ------------
                                                              $397,541,741
                                                              ------------
                                                              ------------
Net Asset Value per Common Share:
    ($397,541,741 [div] 25,310,612 shares outstanding)......  $      15.71
                                                              ------------
                                                              ------------
Market Price per Common Share...............................  $      16.28
                                                              ------------
                                                              ------------
Market Price Premium to Net Asset Value per Common Share....          3.63%
                                                              ------------
                                                              ------------



                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002



Investment Income (Note 1):
    Dividend income.........................................  $19,909,201
    Interest income.........................................      286,587
                                                              -----------
        Total Income........................................   20,195,788
                                                              -----------
Expenses:
    Investment Management Fees (Note 2).....................    2,106,078
    Interest expense on interest rate swap transaction (Note
      6)....................................................    1,746,622
    Administration fees (Note 2)............................      106,515
    Professional fees.......................................       76,225
    Reports to shareholders.................................       69,616
    Custodian fees and expenses.............................       25,577
    Directors' fees and expenses (Note 2)...................       20,108
    Transfer agent fees.....................................       11,486
    Miscellaneous...........................................      184,288
                                                              -----------
        Total Expenses......................................    4,346,515
    Reduction of Expenses (Note 2)..........................   (1,040,650)
                                                              -----------
        Net Expenses........................................    3,305,865
                                                              -----------
Net Investment Income.......................................   16,889,923
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................    9,641,686
    Net unrealized appreciation on investments..............   35,579,632
    Net unrealized depreciation on interest rate swap
      transactions..........................................   (2,864,178)
                                                              -----------
        Net realized and unrealized gain/(loss) on
          investments.......................................   42,357,140
                                                              -----------
Net Increase in Net Assets Resulting from Operations........   59,247,063
                                                              -----------
Less Dividends and Distributions to Preferred Stock
  Shareholders from:
    Net investment income...................................   (1,192,975)
                                                              -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $58,054,088
                                                              -----------
                                                              -----------



                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                      FOR THE
                                                                                       PERIOD
                                                                  FOR THE          MAY 31, 2001*
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2002     DECEMBER 31, 2001
                                                                (UNAUDITED)          (AUDITED)
                                                              ----------------   ------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income...............................    $ 16,889,923        $ 20,476,953
        Net realized gain/(loss) on investments.............       9,641,686         (23,889,564)
        Net unrealized appreciation on investments and
          interest rate swap transactions...................      32,715,454          18,325,942
                                                                ------------        ------------
            Net increase in net assets resulting from
              operations....................................      59,247,063          14,913,331
                                                                ------------        ------------
    Less Dividends and Distributions to Preferred Stock
      Shareholders from:
        Net investment income...............................      (1,192,975)         (1,691,250)
                                                                ------------        ------------
            Net increase in net assets from operations
              applicable to common shares...................      58,054,088          13,222,081
                                                                ------------        ------------
    Less Dividends and Distributions to Common Stock
      Shareholders from:
        Net investment income...............................     (15,868,431)        (14,417,520)
        Tax return of capital...............................              --          (3,540,737)
                                                                ------------        ------------
            Total dividends and distributions to common
              shareholders..................................     (15,868,431)        (17,958,257)
                                                                ------------        ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
          transactions......................................              --         355,315,090
        Increase in net assets from shares issued to common
          shareholders for reinvestment of dividends........       3,745,296           2,748,440
        Decrease in net assets from underwriting commissions
          and offering expenses from issuance of preferred
          shares............................................              --          (1,816,841)
                                                                ------------        ------------
            Net increase in net assets from capital stock
              transactions..................................       3,745,296         356,246,689
                                                                ------------        ------------
            Total increase in net assets applicable to
              common shares.................................      45,930,953         351,510,513
    Net Assets Applicable to Common Shares:
        Beginning of period.................................     351,610,788             100,275
                                                                ------------        ------------
        End of period.......................................    $397,541,741        $351,610,788
                                                                ------------        ------------
                                                                ------------        ------------

-------------------

* Commencement of Operations.



                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS



    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.



                                                                                   FOR THE PERIOD
                                                                  FOR THE          MAY 31, 2001*
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2002     DECEMBER 31, 2001
                                                                (UNAUDITED)          (AUDITED)
                                                              ----------------   ------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------
Net asset value per common share, beginning of period.......    $      14.03        $      14.33
                                                                ------------        ------------
Income from investment operations:
    Net investment income...................................            0.67                0.75
    Net realized and unrealized gain/(loss) on
      investments...........................................            1.69               (0.13)
                                                                ------------        ------------
        Total income from investment operations.............            2.36                0.62
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................           (0.05)              (0.07)
                                                                ------------        ------------
        Total from investment operations applicable to
          common shares.....................................            2.31                0.55
                                                                ------------        ------------
                                                                ------------        ------------
Less: Offering and organization costs charged to paid-in
          capital -- Common Shares..........................              --               (0.03)
     Offering and organization costs charged to paid-in
          capital -- Preferred Shares.......................              --               (0.07)
     Dilutive effect of common share offering...............              --               (0.03)
                                                                ------------        ------------
        Total offering and organization costs...............              --               (0.13)
                                                                ------------        ------------
Less: dividends and distributions to common shareholders
  from:
    Net investment income...................................           (0.63)              (0.58)
    Tax return of capital...................................              --               (0.14)
                                                                ------------        ------------
        Total Dividends and distributions to common
          shareholders......................................           (0.63)              (0.72)
                                                                ------------        ------------
Net increase/(decrease) in net asset value per common
  share.....................................................            1.68               (0.30)
                                                                ------------        ------------
Net asset value, per common share, end of period............    $      15.71        $      14.03
                                                                ------------        ------------
                                                                ------------        ------------
Market value, per common share, end of period...............    $      16.28        $      14.70
                                                                ------------        ------------
                                                                ------------        ------------
Net asset value total return (1)............................           16.75%(2)            3.27%(2)
                                                                ------------        ------------
                                                                ------------        ------------
Market value return(1)......................................           15.47%(2)            3.15%(2)
                                                                ------------        ------------
                                                                ------------        ------------



                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                      FOR THE
                                                                                       PERIOD
                                                                  FOR THE          MAY 31, 2001*
                                                              SIX MONTHS ENDED        THROUGH
                                                               JUNE 30, 2002     DECEMBER 31, 2001
                                                                (UNAUDITED)          (AUDITED)
                                                              ----------------   ------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets applicable to common shares, end of period (in
  millions).................................................    $      397.5        $      351.6
                                                                ------------        ------------
                                                                ------------        ------------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)..................            2.34%(3)            1.93%(3)
                                                                ------------        ------------
                                                                ------------        ------------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)..................            1.78%(3)            1.40%(3)
                                                                ------------        ------------
                                                                ------------        ------------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)....            8.53%(3)            9.59%(3)
                                                                ------------        ------------
                                                                ------------        ------------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)....            9.09%(3)           10.12%(3)
                                                                ------------        ------------
                                                                ------------        ------------
Ratio of expenses to average daily net assets, plus
  liquidation preference of outstanding shares of preferred
  stock of the Fund (before expense reduction)..............            1.75%(3)            1.52%(3)
                                                                ------------        ------------
                                                                ------------        ------------
Ratio of expenses to average daily net assets, plus
  liquidation preference of outstanding shares of preferred
  stock of the Fund (net of expense reduction)..............            1.33%(3)            1.10%(3)
                                                                ------------        ------------
                                                                ------------        ------------
Portfolio turnover rate.....................................           12.73%(2)           23.95%(2)
                                                                ------------        ------------
                                                                ------------        ------------
PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's).                         125,000             125,000
                                                                ------------        ------------
                                                                ------------        ------------
Total shares outstanding (in 000's).........................               5                   5
                                                                ------------        ------------
                                                                ------------        ------------
Asset coverage per share....................................    $ 104,508.35        $  95,322.16
                                                                ------------        ------------
                                                                ------------        ------------
Liquidation preference per share............................    $  25,000.00        $  25,000.00
                                                                ------------        ------------
                                                                ------------        ------------
Average market value per share..............................    $  25,000.00(4)     $  25,000.00(4)
                                                                ------------        ------------
                                                                ------------        ------------

-------------------

 * Commencement of operations.



(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.



(2) Not annualized.



(3) Annualized.



(4) Based on weekly prices.



                See accompanying notes to financial statements.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1. SIGNIFICANT ACCOUNTING POLICIES



    Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until May 15, 2001 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). Investment operations commenced on May 31, 2001.



    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.



    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.



    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.



    Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of Auction Rate Cumulative Preferred Shares. In an interest rate swap, the Fund agrees to pay the other party to the interest rate swap (which is known as the 'Counterparty') a fixed rate payment in exchange for the Counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Auction Rate Cumulative Preferred Shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Common Shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.



    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.



    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.



    Preferred shares will pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.



    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.



NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.



    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the Fund, pursuant to an Investment Management Agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund's investments in accordance with the stated polices of the Fund, subject to the general supervision of the Board of Directors of the Fund. For the services under the Management Agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended June 30, 2002, the Fund incurred investment management fees of $2,106,078.



    The Investment Manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed asset value in year 6, 0.28% of average daily managed asset value in year 7, 0.21% of average daily managed asset value in year 8, 0.14% of average daily managed asset value in year 9 and 0.07% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. For the six months ended June 30, 2002, the Investment Manager waived management fees of $1,040,650.



    Administration Fees: Pursuant to an administration agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund and receives a fee of 0.02% of the Fund's average daily managed asset value. For the six months ended June 30, 2002, the Fund incurred $49,555 in administration fees.

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation from the Fund for their services. For the six months ended June 30, 2002, fees and related expenses accrued for non-affiliated directors totaled $20,108.



NOTE 3. PURCHASES AND SALES OF SECURITIES



    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2002, totaled $71,222,501 and $64,854,061, respectively.



NOTE 4. INCOME TAXES



    At June 30, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:



Aggregate cost..............................................  $470,285,175
                                                              ------------
                                                              ------------
Gross unrealized appreciation...............................  $ 60,474,862
Gross unrealized depreciation...............................    (4,763,651)
                                                              ------------
Net unrealized appreciation on investments..................    55,711,211
Net unrealized depreciation on interest rate swap
  transactions..............................................    (4,669,815)
                                                              ------------
Net unrealized appreciation.................................  $ 51,041,396
                                                              ------------
                                                              ------------



    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.



NOTE 5. CAPITAL STOCK



    The Fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share.



    During the six months ended June 30, 2002, the Fund issued 251,146 shares of common stock for the reinvestment of dividends.



    The Fund's Articles of Incorporation authorize the issuance of an unlimited number of Fund Preferred Shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Shareholders.



    Preferred Shares are senior to the Fund's Common Shares and will rank on a parity with shares of any other series of Preferred Shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, as required by the Fund's Articles Supplementary for Preferred Shares (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional

               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)



redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.



    The Fund's Common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares shall be required to (1) approve any plan of reorganization that would adversely affect the Auction Rate Cumulative Preferred Shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.



NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS



    The Fund has entered into 3 interest rate swap agreements with Salomon Swapco Inc. Under the agreements the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the swaps at June 30, 2002 are as follows:



 NOTIONAL                    FLOATING RATE*       TERMINATION     UNREALIZED
  AMOUNT     FIXED RATE   (RATE RESET MONTHLY)       DATE        DEPRECIATION
  ------     ----------   --------------------       ----        ------------
$31,250,000    5.3025%           1.8388%         July 30, 2006   $(1,364,383)
$31,250,000    5.5920%           1.8388%         July 30, 2008    (1,591,469)
$31,250,000    5.8240%           1.8388%         July 30, 2011    (1,713,963)
                                                                 -----------
                                                                 $(4,669,815)
                                                                 -----------
                                                                 -----------

---------

* Based on London Interbank Offered Rate (LIBOR).

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB', 'B', 'CCC', 'CC', and 'C' -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

    Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

    These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    'Aaa' -- An issue rated 'Aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    'Aa' -- An issue rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    'a' -- An issue rated 'a' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    'baa' -- An issue rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

    'ba' -- An issue rated 'ba' is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    'b' -- An issue rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    'caa' -- An issue rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    'ca' -- An issue rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    'c' -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications 'aa' through 'b'. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B


               COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

            Articles Supplementary Creating and Fixing The Rights of
               Series TH Auction Rate Cumulative Preferred Shares


    Cohen & Steers Advantage Income Realty Fund, Inc., a Maryland corporation having its principal Maryland office in the City of Baltimore in the State of Maryland (the 'Corporation'), certifies to the State Department of Assessments and Taxation of Maryland that:


    First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Amended and Restated Articles of Incorporation (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the 'Charter'), and the Maryland General Corporation Law (the 'MGCL'), the Board of Directors has duly classified out of the Corporation's authorized and unissued common stock, and authorized the creation and issuance of, 2,040 shares of the Corporation's Auction Rate Cumulative Preferred Shares (par value $.001 per share) and has further classified 2,040 of such shares as 'Series TH Preferred Shares', liquidation preference $25,000 per share (the 'Series' of Auction Rate Cumulative Preferred Shares, and the 'Preferred Shares').


    Second: Pursuant to Section 2-411 of the MGCL and authority granted by
Article III of the Corporation's Amended and Restated By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the 'Pricing Committee') and has authorized such Pricing Committee to fix the terms of the Preferred Shares, as set forth herein.

    Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Preferred Shares are as follows:

                                  DESIGNATION


    Series   Preferred Shares: A series of 2,040 Preferred Shares, par value
$0.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series TH Auction Rate Cumulative Preferred Shares' ('Series TH Preferred Shares'). Each share of Series TH Preferred Shares (a 'Preferred Share') may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to preferred shares of the Corporation, as are set forth in Part I and Part II of these Articles Supplementary. The Series TH Preferred Shares shall constitute a separate series of Preferred Shares of the Corporation.


    Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation's unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary with respect to the additional shares.

    As used in Part I and Part II of these Articles Supplementary, capitalized terms shall have the meanings provided in Section 17 of Part I and Section 1 of
Part II of these Articles Supplementary.

                         PART I: PREFERRED SHARE TERMS

    1. Number of Shares; Ranking.


    (a) The initial number of authorized shares constituting the Series TH
Preferred Shares is    shares. No fractional shares of the Series shall be
issued.


    (b) Shares of the Series which at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.

    (c) Shares of the Series shall rank on a parity with shares of any other series of preferred stock of the Corporation (including any other preferred shares) as to the payment of dividends to which such shares are entitled.

    (d) No Holder of shares of the Series shall have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of the Series, Common Shares of the Corporation or other securities of the Corporation which have been issued or which it may hereafter issue or sell.

    2. Dividends.

    (a) The Holders of shares of the Series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

    (b) (i) Dividends shall be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph
(b)(ii) of this Section 2, on the shares of the Series, as follows:

        (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

        (B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

    (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

    (iii) The Corporation shall pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of such Series on such Dividend Payment Date. The Corporation shall not be required to establish any reserves for the payment of dividends.

    (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.

    (v) Each dividend on the Series shall be paid on the Dividend Payment Date therefor to the Holders of the Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding

15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

    (c) (i) The dividend rate on Outstanding shares of the Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate as determined in the manner set forth under 'Designation' above. For each subsequent Dividend Period for the Series, the dividend rate shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of the Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of the Series being the subject of Submitted Hold Orders), then the dividend rate on the shares of the Series for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period).

    (ii) Subject to the cure provisions in Section 2(c)(iii) below, a 'Default Period' with respect to a particular Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a 'Dividend Default') or (B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default') and together with a Dividend Default, hereinafter referred to as 'Default').

    Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to the Series.

    (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for the Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

    (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for the Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

    (d) Any dividend payment made on shares of the Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to the Series.

    (e) For so long as the Preferred Shares are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Corporation ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation's preferred stock, including the Preferred Shares, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of these Articles Supplementary.

    (f) For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on the Series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series through its most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Dates or upon any other series of stock ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of stock ranking on a parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other series of preferred stock ranking on a parity therewith shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred stock ranking on a parity therewith bear to each other.

    3. Redemption.

    (a) (i) After the initial Dividend Period, subject to the provisions of this
Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of the Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ('Redemption Price'), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date,
(a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of the Series by reason of the redemption of the Series on the Redemption Date and (b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph
(d) of this Section 3 shall be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.

    (ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an 'Asset Coverage Cure Date'), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed) and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

    (iii) In determining the Preferred Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Preferred Shares in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this
Section 3, subject to the further provisions of this subparagraph (iii). The Corporation shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph
(a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this
Section 3, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of Preferred Shares which would be required to be redeemed by the Corporation under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation shall redeem those Preferred Shares, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to Section 3(b) to record owners of Preferred Shares to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of Preferred Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Preferred Shares are to be redeemed pursuant to this
Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of the Preferred Shares held by such Holders, by lot or by such other method as the Corporation shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. 'Mandatory Redemption Price' means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

    (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation shall deliver a notice of redemption to the Auction Agent and Rating Agencies (the 'Notice of Redemption') containing the information set forth below
(i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of the Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of the Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of the Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

    (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the Preferred Shares, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding Preferred Shares and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.

    (d) Upon the deposit of funds sufficient to redeem shares of the Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of the Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of the Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of the Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent shall notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

    (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of the Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of the Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of the Series and shall include those shares of the Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

    (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of the Series called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

    (g) So long as any shares of the Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

    (h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of the Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of the Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation shall have no voting rights. If fewer than all the Outstanding shares of the Series are redeemed or otherwise acquired by the Corporation, the Corporation shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

    (i) In the case of any redemption pursuant to this Section 3, only whole shares of the Series shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

    (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of Preferred Shares, series of preferred stock ranking on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either
(A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding Preferred Shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Preferred Shares or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.

    4. Designation of Dividend Period.

    (a) The initial Dividend Period for the Series shall be as determined in the manner set forth under 'Designation' above. The Corporation will designate the duration of subsequent Dividend Periods of the Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Corporation has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, and the Corporation has consulted with the Broker-Dealers and has provided notice of such designation and a Preferred Shares Basic Maintenance Certificate to each Rating Agency.

    (b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and
(ii) communicated by the Corporation by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state
(A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

        (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.

    If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

    5. Restrictions on Transfer. Shares of the Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of the Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of the Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

    6. Voting Rights.

    (a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of the Series shall be entitled to one vote for each share of the Series held on each matter on which the Holders of the Preferred Shares are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including the Series, and holders of shares of Common Shares shall vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including the Series, represented in person or by proxy at a meeting for the election of directors, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including the Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including the Series, voting together as a single class, shall be entitled to elect the balance of the directors.

    (b) If at any time dividends on the Preferred Shares shall be unpaid in an amount equal to two full years' dividends on the Preferred Shares (a 'Voting Period'), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, shall (together with the two directors elected by the holders of preferred stock, including the Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including the Series, shall be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that shall constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 shall continue unless and until all dividends in arrears on the Series shall have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including the Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

    (c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including the Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including the Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the Preferred Shares, present in person or by proxy shall have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

    (d) For purposes of determining any rights of the holders of the shares of preferred stock, including the Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including the Series, is required, no holder of shares of preferred stock, including the Series, shall be entitled to vote and no share of preferred stock, including the Series, shall be deemed to be 'outstanding' for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of Preferred Shares in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in
Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.

    (e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the Preferred Shares and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this Section 6 shall continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.

    (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Preferred Shares and holders of shares of other preferred stock pursuant to paragraph (b) of this Section 6 shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

    (g) Unless otherwise required by law or in the Corporation's Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the Preferred Shares of the Corporation or fails to redeem any Preferred Shares which it is required to redeem, or any other event occurs which requires the mandatory redemption of Preferred Shares and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of Preferred Shares shall be the right to vote for directors pursuant to the provisions of paragraph
(b) of this Section 6. In no event shall the Holders of Preferred Shares have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

    (h) For so long as any shares of preferred stock, including the Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation's investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

    (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including the Series, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

    (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of the Series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of the series in a manner different from that of other series or classes of the Corporation's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of the Series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    (k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including the Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the the Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

    In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including the Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

    7. Liquidation Rights.

    (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including the Series, shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment shall be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the 'Liquidation Preference'), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. The Series shall rank on a parity with shares of any other series of preferred stock of the Corporation as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

    (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including the Series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding shares of preferred stock, including the Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including the Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.

    (c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

    (d) After the payment to Holders of Preferred Shares of the full preferential amounts provided for in this Section 7, the Holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Corporation.

    (e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of Preferred Shares, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.

    (f) Subject to the rights of the holders of shares of other preferred stock or after payment shall have been made in full to the Holders of Preferred Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

    8. Auction Agent. For so long as any Preferred Shares are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time shall the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of the Series are Outstanding, the Corporation shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

    9. 1940 Act Preferred Shares Asset Coverage. The Corporation shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Corporation fails to do so.

    10. Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Corporation shall maintain, as of each Valuation Date, Moody's Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Corporation fails to do so.

    11. Certain Other Restrictions. So long as any Preferred Shares are Outstanding and S&P, Moody's or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

        (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

        (b) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of preferred stock, including the Series or reissue any shares of preferred stock, including the Series previously purchased or redeemed by the Corporation;

        (c) engage in any short sales of securities;

        (d) lend portfolio securities;

        (e) merge or consolidate into or with any other fund; or

        (f) for purposes of valuation of Moody's Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Preferred Shares, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the Preferred Shares are rated by Moody's: (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount;
    (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Preferred Shares); (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Corporation's options transactions by the Corporation's independent auditors to confirm that the Corporation is in compliance with these standards.

        (g) For so long as any Preferred Shares are rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P.

        (h) Engage in interest rate swaps, caps and floors, except that the Corporation may, without obtaining the written consent described above, engage in swaps, caps and floors if: (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by S&P and Aaa3 or better by Moody's; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is 'in the money' is valued at 95% of the accrued net excess of the Corporation's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) and the Discounted Value of the Moody's Eligible Assets (if Moody's is then rating the Preferred Shares); (iv) for swaps, that have a negative mark to market value, 100% of any accrued net excess of the Corporation's obligations under such instrument over its entitlements under such instrument, which excess is included is indebtedness which is senior to the Preferred Shares for the purposes of calculating the Preferred Shares Basic Maintenance Amount;
    (v) the swap, cap or floor will be terminated if the Corporation fails to maintain S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) on any two consecutive Valuation Dates; and (vi) the Corporation provides S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) subsequent notice of entering into the swap, cap or floor.

        (i) Change the pricing service referred to in the definition of Market Value.

        (j) Enter into reverse repurchase agreements.

    12. Compliance Procedures for Asset Maintenance Tests. For so long as any Preferred Shares are Outstanding and any Rating Agency so requires:

        (a) As of each Valuation Date, the Corporation shall determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date,
    (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date,
    (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

        (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Preferred Shares outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

        (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests shall be determined with reference to the shares of preferred stock of the Fund, including the Preferred Shares, which are deemed to be Outstanding hereunder.

        (d) In the case of the asset coverage requirements for Moody's and S&P, the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor.

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


        (e) The Corporation shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a 'Preferred Shares Basic Maintenance Certificate') as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares are redeemed and (F) any day the S&P Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

        (f) The Corporation shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a '1940 Act Preferred Shares Asset Coverage Certificate') (i) as of the Date of Original Issue, and (ii) as of
    (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.

        (g) Within ten Business Days of the Date of Original Issue, the Corporation shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Corporation's independent auditors (an 'Auditor's Certificate') regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to a date randomly selected by the Fund's independent auditors during each fiscal quarter of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation in such Certificates. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation's independent auditors will be conclusive and binding on the Corporation.

        (h) The Auditor's Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor's review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

        (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage

    Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

        (j) The Corporation agrees to provide S&P and Moody's with no less than 30 days' notification of: (i) any material changes to the Corporation's organizational documents and material contracts, (ii) any redemptions, or
    (iii) any failed auctions.

    13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders' meetings.

    14. Waiver. To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding Preferred Shares, acting collectively, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

    15. Termination. In the event that no Preferred Shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Corporation under these Articles Supplementary shall terminate.

    16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

    17. Definitions. As used in Part I and Part II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        '`AA' Financial Composite Commercial Paper Rate' on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated 'AA' by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or
    (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the 'AA' Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) 'Commercial Paper Dealers' shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch,

    Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) 'interest equivalent' of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

        'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

        'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.


        'All Hold Rate' means the 7-day 'AA' Composite Commercial Paper Rate in the case of Series TH Preferred Shares.


        'Applicable Rate' means, with respect to the Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

        'Approved Price' means the 'fair value' as determined by the Corporation in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Corporation receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

        'Asset Coverage Cure Date' has the meaning set forth in Section 3(a)(ii) of these Articles Supplementary.

        'Auction' means each periodic operation of the Auction Procedures.


        'Auction Agent' means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.


        'Auction Date' means the first Business Day next preceding the first day of a Dividend Period for the Series.

        'Auction Procedures' means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

        'Auditor's Certificate' has the meaning set forth in Section 12(f) of
    Part I of these Articles Supplementary.

        'Beneficial Owner,' with respect to shares of the Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

        'Bid' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Bidder' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate shall be permitted to be Bidder in an Auction.

        'Board of Directors' or 'Board' means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

        'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

        'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

        'Charter' has the meaning set forth in the preamble to these Articles Supplementary.

        'Code' means the Internal Revenue Code of 1986, as amended.

        'Commission' means the Securities and Exchange Commission.

        'Common Shares' means the shares of the Corporation's Common Stock, par value $.001 per share.

        'Corporation' has the meaning set forth in the preamble to these Articles Supplementary.

        'Date of Original Issue' means the date on which the Series is originally issued by the Corporation.

        'Default' has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

        'Default Period' has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

        'Default Rate' has the meaning set forth in Sections 2(c)(iii) of
    Part I of these Articles Supplementary.

        'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.

        'Discount Factor' means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

        'Discounted Value' means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        'Dividend Default' has the meaning set forth in Section 2(c)(iii) of
    Part I of these Articles Supplementary.

        'Dividend Payment Date' with respect to the Preferred Shares means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

        'Dividend Period' means, with respect to the Series, the initial period determined in the manner set forth under 'Designation' above, and thereafter, as to such Series, the period commencing on the day following each Dividend Period for such Series and ending on the day established for such Series by the Corporation.

        'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

        'Existing Holder' has the meaning set forth in Section 1(d) of Part II of these Articles Supplementary.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Holder' means, with respect to the Preferred Shares, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Corporation.

        'Investment Manager' means Cohen & Steers Capital Management, Inc.

        'Liquidation Preference' means $25,000 per Preferred Share.

        'Mandatory Redemption Date' has meaning set forth in Section 3(a)(iv) of
    Part I of these Articles Supplementary.

        'Mandatory Redemption Price' has the meaning set forth in
    Section 3(a)(iv) of Part I of these Articles Supplementary.

        'Market Value' means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or
    (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

        'Maximum Rate' means, on any date on which the Applicable Rate is determined, the applicable percentage of the 'AA' Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount.

               MOODY'S                  S&P                APPLICABLE
            CREDIT RATING          CREDIT RATING           PERCENTAGE
            -------------          -------------           ----------
            Aa3 or Above          AA- or Above                150%
            A3 or a1              A- to A+                    200%
            Baa3 to baa1          BBB- to BBB+                225%
            Below Baa3            Below BBB-                  275%

        'Moody's' means Moody's Investors Service, Inc. and its successors at law.

        'Moody's Discount Factor' means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                          DISCOUNT FACTOR(1)(2)(3)
                                                          ------------------------
common stock of REITs                                               154%
preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:                    154%
    without Senior Implied Moody's (or S&P) rating:                 208%
preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:                    208%
    without Senior Implied Moody's (or S&P) rating                  250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies(1):

           MATURITY
           IN YEARS   Aaa     Aa     A     Baa     Ba     B     NR(2)
           --------   ---     --     -     ---     --     -     -----
               1      109%   112%   115%   118%   119%   125%   250%
               2      115%   118%   122%   125%   127%   133%   250%
               3      120%   123%   127%   131%   133%   140%   250%
               4      126%   129%   133%   138%   140%   147%   250%
               5      132%   135%   139%   144%   146%   154%   250%
               7      139%   143%   147%   152%   156%   164%   250%
              10      145%   150%   155%   160%   164%   173%   250%
              15      150%   155%   160%   165%   170%   180%   250%
              20      150%   155%   160%   165%   170%   190%   250%
              30      150%   155%   160%   165%   170%   191%   250%

---------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unrated corporate debt securities, which are corporate debt securities rated below B by Moody's or rated by neither Moody's nor S&P, taken together with debt securities rated Ba1 and below by Moody's are limited to 10% of discounted Moody's Eligible Assets.

(3) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for debt securities rated Ba1 and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eliglble Assets;
    (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Corporation's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                           DISCOUNT FACTOR          DISCOUNT FACTOR
--------------------------                           ---------------          ---------------
1 year or less                                             107%                     107%
2 years or less (but longer than 1 year)                   113%                     114%
3 years or less (but longer than 2 years)                  118%                     120%
4 years or less (but longer than 3 years)                  123%                     127%
5 years or less (but longer than 4 years)                  128%                     133%
7 years or less (but longer than 5 years)                  135%                     145%
10 years or less (but longer than 7 years)                 141%                     159%
15 years or less (but longer than 10 years)                146%                     184%
20 years or less (but longer than 15 years)                154%                     211%
30 years or less (but longer than 20 years)                154%                     236%

    (d) Short-Term Instruments and Cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date,
(ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and
(iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

        'Moody's Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies:
       (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

           (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

           (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 Money Market funds are also eligible investments; and

           (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

        'Moody's Real Estate Industry/Property Sector Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, 'NAREIT'):

            1. Office

            2. Industrial

            3. Mixed

            4. Shopping Centers

            5. Regional Malls

            6. Free Standing

            7. Apartments

            8. Manufactured Homes

            9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

        '1933 Act' means the Securities Act of 1933, as amended.

        '1940 Act' means the Investment Company Act of 1940, as amended.

        '1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

        '1940 Act Preferred Shares Asset Coverage Certificate' means the certificate required to be delivered by the Corporation pursuant to
    Section 12(e) of these Articles Supplementary.

        'Notice of Redemption' means any notice with respect to the redemption of Preferred Shares pursuant to Section 3 of Part I of these Articles Supplementary.

        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Corporation.

        'Other Rating Agency Eligible Assets' means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Corporation's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

        'Other Real Estate Companies' companies which generally derive at least 50% of their revenue from real estate or has at least 50% of its assets in real estate, but not including REITs.

        'Outstanding' means, as of any date, preferred stock of the Fund, including Preferred Shares, theretofore issued by the Corporation except, without duplication, (i) any shares of preferred stock of the Fund, including Preferred Shares, theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any shares of preferred stock of the Fund, including the Preferred Shares, represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of preferred stock of the Fund, including the Preferred Shares, as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, shares of preferred stock of the Fund, including the Preferred Shares, held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.


        'Paying Agent' means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.


        'Person' or 'Person' means and includes an individual, a partnership, the corporation, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        'Potential Beneficial Owner or Holder' has the meaning set forth in
    Section 1 of Part II of these Articles Supplementary.

        'Preferred Shares' has the meaning set forth in paragraph FIRST of
    Part I of these Articles Supplementary.

        'Preferred Shares Basic Maintenance Amount' means as of any Valuation Date as the dollar amount equal to the sum of:

        (i)(A) the sum of the products resulting from multiplying the number of Outstanding preferred shares of the Fund, including the Preferred Shares, on such date by the Liquidation Preference per share for each series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding share of preferred stock, including each Outstanding Preferred Share, that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Rate for the Exposure Period multiplied by the Volatility Factor on any Outstanding preferred stock of the Fund, including the Preferred Shares Outstanding from the first day following the

    Dividend Payment Date referred to in (B) above through the 30th day after such Valuation Date, but only if such 30th day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of the current outstanding balances of any indebtedness which is senior to the preferred stock of the Fund, including the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (E) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; and (F) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent reflected in any of (i)(A) through (i)(E): less

        (ii) the sum of any cash plus the value of any Fund assets irrevocably deposited by the Fund for payment of any of (i)(B) through (i)(D) ('value,' for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated A1 by S&P and P-1 by Moody's, it will be valued at its face value).

        'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

        'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.

        'Pricing Service' means any of the following:

           Bloomberg
           Bridge Global Pricing
           Chanin Capital Partners
           Data Resources Inc. (a McGraw-Hill company)
           FT Interactive Data
           JP Morgan Pricing Services
           Loan Pricing Corporation (owned by Reuters)
           Meenan, Mcdevitt & Co., Inc
           Reuters
           Securities Evaluation Services
           Standard & Poor's Evaluation Services
           Thomson Financial Securities Management
           Telerate
           Trepp Pricing Service
           Van Kampen Merritt Investment Advisory Corp Pricing Service CIBC World Markets

        'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

        'Redemption Date' has the meaning set forth in Section 2(c)(ii) of
    Part II of these Articles Supplementary.

        'Redemption Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.

        'Redemption Price' has the meaning set forth in Section 3(a)(i) of
    Part I of these Articles Supplementary.

        'Reference Rate' means, with respect to the determination of the Default Rate, the applicable 'AA' Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

        'Registrar' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.


        'REIT' or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

        'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

        'S&P Discount Factor' means, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows. The S&P Discount Factor for any S&P Eligible Asset other than the securities set forth below will be the percentage provided in writing by S&P:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
MINIMUM NUMBER OF:
Issuers(1)                                               44        40        44        30
Real Estate Industry/Property Sectors(2)                 10         8         7         7

PERCENT OF ASSETS IN:
Largest Real Estate Industry/Property Sector             17%       25%       30%       30%
2nd Largest Real Estate Industry/Property Sector         15%       20%       25%       25%
3rd Largest Real Estate Industry/Property Sector         12%       15%       15%       15%
4th Largest Real Estate Industry/Property Sector         12%       12%       12%       12%

S&P DISCOUNT FACTOR:
common stock                                            190%      208%      223%      231%
preferred stock(3)                                      157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by NAREIT.

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                    DIVERSIFICATION STANDARD
                                              -------------------------------------
BOND RATING(1)                                LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
--------------                                -------   -------   -------   -------
A                                              116%      117%      119%      118%
A-                                             117%      119%      120%      120%
BBB+                                           119%      121%      122%      122%
BBB                                            121%      122%      124%      124%
BBB-                                           122%      124%      126%      126%
BB+                                            127%      130%      133%      132%
BB                                             133%      137%      141%      139%
BB-                                            139%      144%      149%      147%
B+                                             152%      159%      166%      164%
B                                              163%      172%      182%      179%
B-                                             176%      188%      202%      197%
CCC+                                           198%      212%      230%      224%
CCC                                            236%      262%      295%      284%

                                                        (footnotes on next page)

(footnotes from previous page)

(1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating Chart will apply.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

      52-week Treasury Bills*                                       102%
      Two-Year Treasury Notes                                       104%
      Three-Year Treasury Notes                                     108%
      Five-Year Treasury Notes                                      109%
      10-Year Treasury Notes                                        115%
      30-Year Treasury Bonds                                        126%

---------
* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents: The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100% and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

    (e) the S&P Discount Factor for shares of unrated Rule 2a-7 eligible money market funds affiliated with the Corporation used as 'sweep' vehicles will be 111%. Money market funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to cash or Rule 2a-7 eligible money market funds rated AAAm by S&P with effective next day maturities.

        'S&P Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA - or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

           (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

           (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency, and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or securities:
       (i) U.S. Government Securities; (ii) certificates of deposits of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment; (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and
       (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses
       (ii) and (iii) above shall mature within 183 days of issuance;
       (iii) either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, and IOs or any POs (other than commercial paper with a maturity within 183 days of issuance); and (vii) shares of a Rule 2a-7 eligible money market fund affiliated with the Corporation and used as a 'survey account.'

        'S&P OC Test Rating Chart' means the chart set forth below:

                  MOODY'S RATING        MAPPED S&P RATING
                  --------------        -----------------
                  Aaa                         AA+
                  Aa1                         AA
                  Aa2                         AA-
                  Aa3                         A+
                  A1                          A
                  A2                          A-
                  A3                          BBB+
                  Baa1                        BBB
                  Baa2                        BBB-
                  Baa3                        BB+
                  Ba1                         BB-
                  Ba2                         B+
                  Ba3                         B
                  B1                          B-
                  B2                          CCC+
                  B3                          CCC
                  Caa                         CCC-
                  NR or below Caa             NR

        'S&P Real Estate Industry/Property Sector Classification' means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

            1. Office

            2. Industrial

            3. Mixed

            4. Shopping Centers

            5. Regional Malls

            6. Free Standing

            7. Apartments

            8. Manufactured Homes

            9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

        'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

        'Sell Order' has the meaning set forth in Section 2(b) of Part II of these Articles Supplementary.

        'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the Untied States, any state thereof or the District of Columbia);

           (iii) overnight funds;

           (iv) U.S. Government Securities; and

           (v) Rule 2a-7 eligible money market funds

        'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.

        'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

        'Standard Dividend Period' means a Dividend Period of seven days for the Series, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

        'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.


        'Transfer Agent' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.


        'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities selected by the Corporation.

        'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        'Valuation Date' means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

        'Voting Period' has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

        'Winning Bid Rate' has the meaning set forth in Section 4(a)(iii) of
    Part II of these Articles Supplementary.

    18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

    1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary shall have the respective meanings specified in Part I of these Articles Supplementary.

        'Agent Member' means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        'Available Preferred Shares' has the meaning set forth in Section 4(a)(i) of Part II of these Articles Supplementary.

        'Existing Holder' means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Master Purchaser's Letter' means the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Potential Holder,' means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

        'Sell Order' has the meaning set forth in Section 2(b) of Part II of these Articles Supplementary.

        'Submitted Bid Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Hold Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Order' has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

        'Submitted Sell Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Sufficient Clearing Orders' means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of Preferred Shares that are subject to Submitted Sell Orders.

        'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

    2. Orders.

    (a) On or prior to the Submission Deadline on each Auction Date for shares of the Preferred Shares:

        (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

           (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

        (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an 'Order' and collectively as 'Orders' and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a 'Bidder' and collectively as 'Bidders'; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a 'Hold Order' and collectively as 'Hold Orders'; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a 'Bid' and collectively as 'Bids'; and an Order containing the

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    information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a 'Sell Order' and collectively as 'Sell Orders.'

    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

        (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

        (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

    (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of such series specified in such Sell Order; or

        (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

    (iii) A Bid by a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

        (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

        (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

    (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

    3. Submission of Orders by Broker-Dealers to Auction Agent.

    (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

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        (i) the name of the Bidder placing such Order (which shall be the
    Broker-Dealer unless otherwise permitted by the Corporation);

        (ii) the aggregate number of shares of such series that are the subject of such Order;

        (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

           (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

           (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

           (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

        (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

    (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 7 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

        (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

        (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

        (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

        (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

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        (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

        (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

    (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

    (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

    4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

    (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a 'Submitted Hold Order,' a 'Submitted Bid' or a 'Submitted Sell Order,' as the case may be, or as a 'Submitted Order' and collectively as 'Submitted Hold Orders,' 'Submitted Bids' or 'Submitted Sell Orders,' as the case may be, or as 'Submitted Orders') and shall determine for such series:

        (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the 'Available Preferred Shares' of such series);

        (ii) from the Submitted Orders for shares of such series whether:

           (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of

           (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

           (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as 'Sufficient Clearing Bids' for shares of such series); and

        (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the 'Winning Bid Rate' for shares of such series) which if:

           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such

       Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Corporation of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

        (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

        (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

        (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

    5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs
    (d) and (e) of this Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

           (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

           (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

           (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ('remaining shares') in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such

       Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

           (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses
       (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

        (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

           (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a series of Preferred Shares.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

        (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Corporation nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of the Series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

    6. Transfer of Preferred Shares. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made shall advise the Auction Agent of such transfer.



                         [Remainder of page left blank]

    IN WITNESS WHEREOF, COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC. has caused these presents to be signed in its name and on its behalf by its
President and witnessed by its Assistant Secretary on this     day of
December, 2002.


WITNESS:


By:
   ..................................
Name: Lawrence B. Stoller
Title: Assistant Secretary


                                          COHEN & STEERS ADVANTAGE
                                          INCOME REALTY FUND, INC.

                                          By:
                                              ..................................
                                          Name: Martin Cohen
                                          Title: President

    THE UNDERSIGNED, President of the COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                           .....................................
                                          Name: Martin Cohen
                                          Title: President

                                                                      APPENDIX C

                                    GLOSSARY

    ''AA' Financial Composite Commercial Paper Rate' on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated 'AA' by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the 'AA' Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) 'Commercial Paper Dealers' shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) 'interest equivalent' of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

    'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

    'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

    'All Hold Rate' means 80% of the 'AA' Financial Composite Commercial Paper Rate.

    'Applicable Rate' means for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

    'Approved Price' means the 'fair value' as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

    'Articles of Incorporation' means the Fund's Articles of Incorporation, as amended and restated.

    'Asset Coverage Cure Date' has the meaning set forth in 'Description of Preferred Shares -- Redemption.'

    'Auction' means each periodic operation of the Auction Procedures.


    'Auction Agent' means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.


    'Auction Date' means the first Business Day next preceding the first day of a Dividend Period.

    'Auction Procedures' means the procedures for conducting Auctions described in 'Additional Information Concerning the Auction for Preferred Shares.'

    'Auditor's Certificate' has the meaning set forth in 'Description of Preferred Shares -- Asset Maintenance.'

    'Available Preferred Shares' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.'

    'Bank Loans' means direct purchases of, assignment of, participations in and other interests in (a) any senior bank loan or (b) any loan made by an investment bank, investment fund or other financial institution; provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

    'Beneficial Owner,' with respect to each share of the Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such share.

    'Bid' has the meaning set forth in 'Additional Information Concerning the Auction for the Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

    'Bidder' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

    'Board of Directors' or 'Board' means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

    'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

    'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

    'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

    'Code' means the Internal Revenue Code of 1986, as amended.

    'Commission' means the Securities and Exchange Commission.

    'Common Shares' means the shares of the Fund's Common Shares, par value $.001 per share.

    'Date of Original Issue' means the date on which the Preferred Shares are originally issued by the Fund.

    'Default Period' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

    'Default Rate' means the Reference Rate multiplied by three (3).

    'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.

    'Designated Country' shall mean (i) each of Canada, Great Britain, Australia, Denmark, New Zealand, Sweden, Switzerland, Luxembourg, The Netherlands and any G-7 nation (other than Japan) and (ii) each other country identified by the Fund from time to time and confirmed in writing as acceptable by S&P and the Administrative Agent.

    'Discount Factor' means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

    'Discounted Value' means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

    'Dividend Default' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

    'Dividend Payment Date' means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

    'Dividend Period' means the period commencing on the Date of Original Issue and ending on the date specified on the Date of Original Issue and thereafter the period commencing on the day following each Dividend Period and ending on the day established by the Fund.

    'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

    'Emerging Markets' means any country (i) whose unsupported sovereign non-local currency debt obligations are not rated 'A - ' or better by S&P or
(ii) whose unsupported sovereign non-local currency debt obligations are not rated 'AA+' or better by S&P and is not a Designated Country.

    'Existing Holder' means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

    'Exposure Period' means the period commencing on (and including) a given Valuation Date and ending 30 calendar days thereafter.

    'Hold Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders.'

    'Holder' means, with respect to the Common Shares, shares of the preferred stock of the Fund and the Preferred Shares, the registered holder of such shares as the same appears on the stock ledger or stock records of the Fund.

    'Liquidation Preference' means $25,000 per Preferred Share.

    'Mandatory Redemption Date' has the meaning set forth in 'Description of Preferred Shares -- Redemption.'

    'Mandatory Redemption Price' has the meaning set forth in set forth in 'Description of Preferred Shares -- Redemption.'

    'Market Value' means the fair market value of an asset of the Fund as computed based upon (i) one or more pricing services agreements approved from time to time by the Board of Directors, provided that S&P (if S&P is then rating Preferred Shares), Moody's (if Moody's is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and so requires have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the Preferred Shares, or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc.

    'Master Purchaser's Letter' means a the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

    'Maximum Rate' means, on any date on which the Applicable Rate is determined, the applicable percentage of the 'AA' Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

        MOODY'S CREDIT RATING  S&P CREDIT RATING  APPLICABLE PERCENTAGE
        ---------------------  -----------------  ---------------------
        Aa3 or Above             AA- or Above            150%
        A3 or a1                   A- to A+              200%
        Baa3 to Baa1             BBB- to BBB+            225%
        Below Baa3                Below BBB-             275%

    'Moody's' means Moody's Investors Service, Inc. and its successors at law.

    'Moody's Eligible Assets' has the meaning set forth in 'Moody's & S&P Guidelines -- Moody's Guidelines.'

    'Moody's Industry Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

         1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

         8. Personal and Non-Durable Consumer Products (Manufacturing Only):
    Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         9. Diversified/Conglomerate Manufacturing

        10. Diversified/Conglomerate Service

        11. Diversified Natural Resources, Precious Metals and Minerals:
    Fabricating, Distribution

        12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

        13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

        14. Finance: Investment Brokerage, Leasing, Syndication, Securities

        15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

        16. Grocery: Grocery Stores, Convenience Food Stores

        17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

        18. Home and Office Furnishings, Housewares, and Durable Consumer
    Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

        19. Hotels, Motels, Inns and Gaming

        20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

        21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

        22. Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
    Industrial, Machine Tools, Steam Generators

        23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

        24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

        25. Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

        26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

        27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

        28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

        29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

        30. Personal Transportation: Air, Bus, Rail, Car Rental

        31. Utilities: Electric, Water, Hydro Power, Gas

        32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

    The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the independent auditor and the rating agencies, as necessary.

    '1940 Act' means the Investment Company Act of 1940, as amended.

    '1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

    '1940 Act Preferred Shares Asset Coverage Certificate' has the meaning set forth in 'Description of Preferred Shares -- Asset Maintenance.'

    'Notice of Redemption' has the meaning set forth in 'Description of Preferred Shares -- Redemption.'

    'Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders.'

    'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Fund.

    'Other Rating Agency Eligible Assets' means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

    'Outstanding' means, as of any date, preferred stock of the Fund, including Preferred Shares, theretofore issued by the Corporation except, without duplication, (i) any shares of preferred stock of the Fund, including Preferred Shares, theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any shares of preferred stock of the Fund, including the Preferred Shares, represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of preferred stock of the Fund, including the Preferred Shares, as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, shares of preferred stock of the Fund, including the Preferred Shares, held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.


    'Paying Agent' means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.


    'Performing' means, with respect to any S&P Eligible Asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

    'Potential Beneficial Owner or Holder' means (i) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

    'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in 'Description of Preferred Shares -- Asset Maintenance.'


    'Preferred Shares' means the Fund's Series TH Auction Rate Cumulative Preferred Shares, $.001 par value per share and liquidation preference $25,000 per share.


    'Preferred Shares Basic Maintenance Amount' has the meaning set forth under 'Description of Preferred Shares -- Asset Maintenance.'

    'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

    'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

    'Redemption Date' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

    'Redemption Default' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

    'Redemption Price' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

    'Reference Rate' means, with respect to the determination of the Default Rate, the applicable 'AA' Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

    'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

    'S&P Eligible Assets' has the meaning set forth in 'Moody's & S&P Guidelines -- S&P Guidelines.'

    'S&P Industry Classification' means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (or such other classifications as S&P may from time to time approve for application to the Preferred Shares):

     1. Aerospace and Defense: Aircraft manufacturer/components, Arms and ammunition

     2. Air transport

     3. Automotive: Manufacturers, Parts and Equipment, Tire and Rubber

     4. Beverage and Tobacco

     5. Broadcast Radio and Television

     6. Brokers/Dealers/Investment Houses

     7. Building and Development: Builders, Land Development/Real Estate, REITs

     8. Business Equipment and Services: Graphic Arts, Office
Equipment/Computers, Data Processing Service Bureaus, Computer Software

     9. Cable and Satellite Television

    10. Chemical/Plastics: Coatings/Paints/Varnishes

    11. Clothing/Textiles

    12. Conglomerates

    13. Containers and Glass Products

    14. Cosmetic/Toiletries

    15. Drugs

    16. Ecological Services and Equipment: Waste Disposal Services and Equipment

    17. Electronics/Electric

    18. Equipment Leasing: Auto Leasing/Rentals, Commercial Equipment Leasing, Data Processing Equipment Service/Leasing

    19. Farming/Agriculture: Agricultural Products and Equipment, Fertilizers

    20. Financial Intermediaries: Bank/Thrifts, Finance Companies

    21. Food/Drug Retailers

    22. Food Products

    23. Food Service: Food Service/Restaurants, Vending

    24. Forest Products: Building Materials, Paper Products/Containers

    25. Health Care

    26. Home Furnishings: Appliances, Furniture and Fixtures, Housewares

    27. Lodging and Casinos

    28. Industrial Equipment: Machinery, Manufacturing/Industrial, Specialty Instruments

    29. Insurance

    30. Leisure Goods/Activities/Movies

    31. Nonferrous Metals/Minerals: Aluminum Producers, Mining (including coal), Other Metal/Mineral Producers

    32. Oil and Gas: Producers/Refiners, Gas Pipelines

    33. Publishing

    34. Rail Industries: Railroads, Rail Equipment

    35. Retailers (except food and drug)

    36. Steel

    37. Surface Transport: Shipping/Shipbuilding, Trucking

    38. Telecommunications/Cellular Communications

    39. Utilities: Electric, Local Gas, Water

    The Fund will use its discretion in determining which industry classification is applicable to a particular investment.

    'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

    'Sell Order' has the meaning set forth in 'Additional Information Concerning the Auction for Realty -- Submission of Orders by Broker-Dealers to Auction Agents.'

    'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

           (iii) overnight funds; and

           (iv) U.S. Government Securities.

    'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.

    'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the

Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

    'Standard Dividend Period' means a Dividend Period of seven days for the Preferred Shares, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

    'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

    'Submitted Bid Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

    'Submitted Hold Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

    'Submitted Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

    'Submitted Sell Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

    'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

    'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

    'Valuation Date' means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

    'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of shares of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL INFORMATION AND EXHIBITS

(1) Financial Information:


    Part A -- Financial Highlights for the periods May 31, 2001 through
              December 31, 2001 (audited) and the six months ended June 30, 2002
              (unaudited)**
    Part B -- Report of Independent Accountants**
           -- Schedule of Investments, as of December 31, 2001 (audited)**
           -- Statement of Assets and Liabilities, as of December 31, 2001
              (audited)**
           -- Statement of Operations, for the period ended December 31, 2001
              (audited)**
           -- Statement of Changes in Net Assets, for the period May 31, 2001 through December 31, 2001 (audited)**
           -- Financial Highlights for the period May 31, 2001 through
              December 31, 2001 (audited)**
           -- Notes to Financial Statements (audited)**
           -- Schedule of Investments, as of June 30, 2002 (unaudited)**
           -- Statement of Assets and Liabilities, as of June 30, 2002
              (unaudited)**
           -- Statement of Operations, for the six months ended June 30, 2002
              (unaudited)**
           -- Statement of Changes in Net Assets, for the periods May 31, 2001 through December 31, 2001 (audited) and the six months ended
              June 30, 2002 (unaudited)**
           -- Financial Highlights for the periods May 31, 2001 through
              December 31, 2001 (audited) and the six months ended June 30, 2002
              (unaudited)**
           -- Notes to Financial Statements (unaudited)**



(2) Exhibits:



(a)  -- Amended and Restated Articles of Incorporation.'D'
(b) -- Amended and Restated By-Laws. Incorporated by reference to the Registration Statement.'D'
(c)  -- Not applicable.
(d)  -- (i) Articles of Amendment to the Articles Supplementary
        Creating and Fixing the Rights of Series M and Series W
        Auction Rate Cumulative Preferred Shares, dated May 15,
        2002**
     -- (ii) Form of Articles Supplementary Creating Preferred
        Shares.**
     -- (iii) Specimen Certificate for Preferred Shares.**
(e)  -- Dividend Reinvestment Plan.'D'
(f)  -- Not applicable.
(g)  -- Investment Management Agreement.'D'
(h)  -- Form of Purchase Agreement.*
(i)  -- Not applicable.
(j)  -- Form of Master Custodian Agreement.'D'
(k)  -- (i) Form of Transfer Agency, Registrar and Dividend
        Disbursing Agreement.'D'
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager.'D'
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company.'D'

     -- (iv) Form of Auction Agency Agreement between the Fund
        and The Bank of New York.*
     -- (v) Form of Broker-Dealer Agreement.*
(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett.**
     -- (ii) Opinion and Consent of Venable, Baetjer and Howard,
        LLP.**
(m)  -- Not applicable.
(n)  -- Consent of Independent Auditors.*
(o)  -- Not applicable.
(p)  -- Not applicable.
(q)  -- Not applicable.
(r)  -- (i) Code of Ethics of the Fund.'D'
     -- (ii) Code of Ethics of Investment Manager.'D'
(s)  -- Power of Attorney.'D'


---------


 * Previously filed with Amendment No. 6 to the Fund's Registration Statement on Form N-2, (file Nos. 333-100620 and 811-09993) filed December 5, 2002.



** Filed herewith.


 'D' Incorporated by reference to Amendment No. 2 to the Fund's Registration
     Statement on Form N-2, (File Nos. 333-399110 and 811-09993) filed May 24, 2001.

ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The approximate expenses in connection with the Offering, all of which are being borne by the Registrant, are as follows:

Printing Costs..............................................  $100,000
Legal Fees..................................................  $100,000
Auditing Fees...............................................  $ 45,000
Registration Fees...........................................  $  4,692
S&P and Moody's Rating Initial Costs........................  $ 25,000
Miscellaneous...............................................  $  1,000
                                                              --------
                                                              $275,692
                                                              --------
                                                              --------

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    Set forth below is the number of record holders as of December 2, 2002, of each class of securities of the Registrant:

                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Shares...............................................        85
Series M Preferred Shares, par value $0.001 per share.......        5
Series W Preferred Shares, par value $0.001 per share.......        5

ITEM 29. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of

Maryland as set forth in Article NINTH of Registrant's Charter (the 'Charter'), and Article VIII, of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Charter. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The description of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                      NAME                                               TITLE
                      ----                                               -----
Robert H. Steers................................  Chairman, Director
Martin Cohen....................................  President, Director
Joseph M. Harvey................................  Senior Vice President and Director of Research
James S. Corl...................................  Senior Vice President and Director of Investment
                                                    Strategy
John J. McCombe.................................  Senior Vice President
Adam M. Derechin................................  Senior Vice President
Lawrence B. Stoller.............................  Senior Vice President and General Counsel
William J. Frischling...........................  Senior Vice President
Greg E. Brooks..................................  Senior Vice President
Michael J. Kozoriz..............................  Vice President
Jay J. Chen.....................................  Vice President
Terrance R. Ober................................  Vice President
Victor M. Gomez.................................  Vice President -- Finance and Treasurer
Brian Ward......................................  Vice President

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers Equity Income Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Special Equity Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (1) The Registrant undertakes to suspend the offering of Preferred Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) The Registrant undertakes that:

        a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

        b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES


    Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York, on the 9th day of December 2002.


                                          COHEN & STEERS ADVANTAGE INCOME
                                          REALTY FUND, INC.

                                          By:          /s/ MARTIN COHEN
                                              ..................................
                                                        MARTIN COHEN
                                               PRESIDENT, TREASURER (PRINCIPAL
                                                        FINANCIAL
                                                 AND ACCOUNTING OFFICER) AND
                                                         DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



                                                                                   December 9, 2002
                    *
 .........................................  Chairman of the Board (Principal
            (ROBERT H. STEERS)              Executive Officer), Secretary and
                                            Director
                                            President, Treasurer (Principal        December 9, 2002
 .........................................    Financial and Accounting Officer)
              (MARTIN COHEN)                  and Director

                    *                       Director                               December 9, 2002
 .........................................
            (GREGORY C. CLARK)

                    *                       Director                               December 9, 2002
 .........................................
              (BONNIE COHEN)

                    *                       Director                               December 9, 2002
 .........................................
            (GEORGE GROSSMAN)

                    *                       Director                               December 9, 2002
 .........................................
           (RICHARD J. NORMAN)

                    *                       Director                               December 9, 2002
 .........................................
          (WILLARD H. SMITH JR.)

        *By      /s/ MARTIN COHEN
 .........................................
              MARTIN COHEN,
            ATTORNEY-IN-FACT**


** Powers of Attorney were previously filed.

                            STATEMENT OF DIFFERENCES
                            ------------------------
The dagger symbol shall be expressed as...................................'D'
Characters normally expressed as superscript shall be preceded by.........'pp'